UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12a

CEA Industries Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CEA INDUSTRIES INC.
385 South Pierce Avenue, Suite C
Louisville, Colorado 80027
(303) 993-5271
June 30, 2026
Dear Stockholder:

You are cordially invited to attend the 2026 Special Meeting in Lieu of Annual Meetings of Stockholders of CEA Industries Inc. (the “Special Meeting”) to be held on July 22, 2026, at 9:00 a.m. Eastern Time. The Special Meeting will be a virtual stockholder meeting and you will be able to participate in the Special Meeting via live webcast by visiting www.virtualshareholdermeeting.com/BNC2026SM. You must enter the control number found on your proxy card or voting instruction form you previously received. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. There will not be an option to attend the meeting in person.

Attached to this letter are a Notice of Special Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting. We urge you to read this information carefully.

Your vote is important to us. Whether or not you plan to attend the Special Meeting, and regardless of the number of shares of the Company that you own, it is important that your shares be represented and voted. Please vote by telephone, electronically over the Internet, or by returning your signed proxy card in the envelope provided. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend. If you decide to attend the meeting, you will still be able to vote online during the meeting, even if you previously submitted your proxy.

On behalf of the Board of Directors of the Company, we thank you for your participation.

Sincerely yours,

/s/ David Namdar
David Namdar
Chief Executive Officer

CEA INDUSTRIES INC.
385 South Pierce Avenue, Suite C
Louisville, Colorado 80027
(303) 993-5271
NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETINGS OF STOCKHOLDERS
TO BE HELD ON JULY 22, 2026

To the Stockholders of CEA Industries Inc.:

The 2026 Special Meeting of Stockholders (the “Special Meeting”) of CEA Industries Inc. (the “Company”) will be held on July 22, 2026, at 9:00 a.m. Eastern Time, by virtual meeting at www.virtualshareholdermeeting.com/BNC2026SM, and at any adjournment or postponement thereof.

The Special Meeting is being held for the following purposes:

1.To vote on the election of the six director nominees named in the attached Proxy Statement to serve on the Board of Directors until the next annual meeting or until their respective successors are duly elected and qualified;
2.To ratify the selection of Sadler, Gibb & Associates, L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027;
3.To obtain an advisory vote on the compensation of our named executive officers;
4.To vote on the approval of the CEA Industries Inc. 2025 Equity Incentive Plan;
5.To vote on the approval of the CEA Industries Inc. 2026 Equity Incentive Plan; and
6.To approve any adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies to hold the meeting and approve the foregoing proposals.

The accompanying Proxy Statement describes each of these items of business in detail. Only stockholders of record at the close of business on June 22, 2026, the record date, are entitled to receive notice of, attend and vote at the Special Meeting or any continuation, postponement or adjournment thereof. Voting instructions are included in the accompanying Proxy Statement. Any stockholder attending the Special Meeting may vote at the meeting even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Whether or not you expect to be present in person at the meeting, we encourage you to read the Proxy Statement and vote on the Internet or submit your proxy card as soon as possible.

By Order of the Board of Directors,

/s/ Carly E. Howard
Chairman of the Board
This Notice of Special Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about June 30, 2026.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

CEA INDUSTRIES INC.
385 South Pierce Avenue, Suite C
Louisville, Colorado 80027
(303) 993-5271
PROXY STATEMENT
2026 Special Meeting in Lieu of Annual Meetings of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of CEA Industries Inc. (the “Company,” “CEA,” “we,” “us” or “our”) for use at the Company’s 2026 Special Meeting in Lieu of Annual Meetings of Stockholders (the “Special Meeting”) to be held on July 22, 2026, at 9 a.m. Eastern Time, by virtual meeting at www.virtualshareholdermeeting.com/BNC2026SM, and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about June 30, 2026. The Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026, filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2026 (the “2026 Annual Report”), is being made available together with these materials.

We encourage you to vote your shares by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, and the Company receives it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the election of the nominees as directors listed on the enclosed proxy card, and “FOR” the other matters listed in the accompanying Notice of Special Meeting of Stockholders.

To vote your shares by telephone or internet, you may use the following: the web address for voting is www.proxyvote.com (before the meeting up until 11:59 p.m. Eastern Time, July 21, 2026) and www.virtualshareholdermeeting.com/BNC2026SM (during the meeting) and to vote by phone call 1-800-690-6903. When you vote by telephone, use a touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time, July 21, 2026. Have your proxy card in hand when you call and then follow the instructions.

Purpose of Meeting
At the Special Meeting, you will be asked to vote on the following proposals:

1.The election of the six director nominees named in this Proxy Statement to serve on the Board for a term of one year or until their respective successors are duly elected and qualified;

2.Ratify the selection of Sadler, Gibb & Associates, L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027;

3.Approve, by an advisory vote, the compensation of our named executive officers;

4.Approve the CEA Industries Inc. 2025 Equity Incentive Plan;

5.Approve the CEA Industries Inc. 2026 Equity Incentive Plan; and

6.To approve any adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies to hold the meeting and approve the foregoing proposals.

Record Date and Voting Securities
You may vote your shares at the Special Meeting only if you were a stockholder of record at the close of business on June 22, 2026 (the “Record Date”). On the Record Date, there were 41,173,850 shares of the Company’s common stock issued and outstanding. The holders of common stock are entitled to one vote per each share of common stock.

Quorum Required
A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, by proxy or in person, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. Abstentions and broker non-votes will be treated as shares present for quorum purposes. On the Record Date, there were 41,173,850 shares of common stock entitled to vote. Thus, 20,586,926 shares must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election appointed for the Special Meeting. The inspector of election will determine whether or not a quorum is present at the Special Meeting.

If a quorum is not present at the Special Meeting, the stockholders who are represented at the Special Meeting, in person or by proxy, may adjourn the Special Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker or Other Nominee
If you hold your shares through a broker or other nominee (i.e., in street name), you must follow the voting instructions you receive from your broker or other nominee. If you hold shares through a broker or other nominee and you want to vote in person at the Special Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Special Meeting. To obtain this legal proxy, you need to consult directly with your broker or other nominee.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, which is referred to as a stockholder withholding or abstaining with respect to a particular matter.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to non-routine matters and has not received instructions from the beneficial owner. If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares on certain matters at its discretion. Brokers, banks, and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to “routine” matters, but not with respect to “non-routine” matters. When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on “non-routine” matters, the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

Whether or not a broker or nominee votes, your proxy also will depend on the internal policies of the broker or nominee. In many cases brokers and nominees do not vote on routine matters where they have not received any instructions. Therefore, it is important for you to instruct your broker or nominee so that we achieve quorum and may conduct the business of the meeting.

We believe that the election of directors (Proposal No. 1), the advisory vote on the compensation of our named executive officers (Proposal No. 3), voting on the approval of the CEA Industries Inc. 2025 Equity Incentive Plan (Proposal No. 4) and voting on the approval of the CEA Industries Inc. 2026 Equity Incentive Plan (Proposal No. 5) will be considered non-routine matters and broker non-votes and abstentions, if any, will have no effect on the result of their approval. We believe that the ratification of the appointment of Sadler, Gibb & Associates, L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027 (Proposal No. 2) and the grant to our Board of authority to adjourn the meeting if necessary (Proposal No. 6) will be considered routine matters on which a broker, bank or other agent will have discretionary authority to vote, and on this basis we do not expect any broker non-votes in connection with those proposals.

Voting by Stockholders of Record
If you are a stockholder of record, you may vote without attending the Special Meeting by the following:

•Via the Internet

◦Before the Meeting – You may vote by proxy via the Internet at www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time, July 21, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

◦During the Meeting – You may attend the meeting via the Internet at www.virtualshareholdermeeting.com/BNC2026SM and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

•By Mail – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•By Telephone – You may vote by telephoning 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time, July 21, 2026. Have your proxy card in hand when you call and then follow the instructions.

Authorizing a Proxy for Shares Held in Your Name
If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf. Authorizing your proxy will not limit your right to vote in person at the Special Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxy holder will vote your shares according to the Board’s recommendations. You may return a proxy card by mail, or you may vote your shares by calling toll free the telephone number indicated in this Proxy Statement or electronically via the Internet by using the Internet address indicated in this Proxy Statement. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites, and confirm that your instructions are properly recorded.

How can I attend and vote at the Special Meeting?

The Special Meeting will be held entirely online via live audio webcast. In structuring our virtual Special Meeting, our goal is to enhance stockholder participation. We have designed the virtual Special Meeting to provide stockholders with substantially the same opportunities to participate as if the Special Meeting were held in person and we believe the virtual Special Meeting accomplishes this goal. We aim to provide a consistent experience to all stockholders regardless of their geographic location. Any record stockholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/BNC2026SM using the 16 digit control number printed on your proxy card.

If your shares are held in “street name,” you should contact your broker, bank, trustee or other nominee to obtain a valid proxy if you plan on voting your shares during the Special Meeting and a 16 digit control number to attend the

Special Meeting, or otherwise vote through the broker, bank, trustee or other nominee. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/BNC2026SM and entering the 16 digit control number obtained through your broker, bank, trustee or other nominee.

The Special Meeting webcast will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the Special Meeting prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

The virtual Special Meeting platform is fully supported across browsers (Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Special Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Special Meeting.

Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com. Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/BNC2026SM on the day of the Special Meeting.

We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Special Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us during the Special Meeting so they can ask questions of our Board or management. During the live Q&A session of the Special Meeting, we may answer questions as they come in to the extent relevant to the business of the Special Meeting, as time permits.

Both stockholders of record and street name stockholders will be able to attend the Special Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Special Meeting.

Questions pertinent to Special Meeting matters will be answered during the Special Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment or suggestions for technology innovations or product introductions, are not pertinent to Special Meeting matters and therefore will not be answered. We have designed the format of the virtual Special Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting.

What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual Special Meeting website?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting live audio webcast. Please be sure to check in by 8:45 a.m. Eastern Time on July 22, 2026 (15 minutes prior to the start of the Special Meeting is recommended), the day of the Special Meeting, so that any technical difficulties may be addressed before the Special Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or Special Meeting time, please call 888-986-0822 (US) or 303-562-9302 (International).

Revoking Your Proxy

Stockholders of record who execute proxies may revoke them at any time before they are voted by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date, by voting your shares by telephone or electronically via the Internet, or by attending the Special Meeting and voting in person. Only the latest dated proxy you submit will be counted.

If you hold shares of common stock through a broker or other nominee, you must follow the instructions you receive from your broker or other nominee in order to revoke your voting instructions. Attending the Special Meeting does not revoke your proxy unless you also have the ability to vote in person at the Special Meeting.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing paper copies of this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders, the proxy card and the 2026 Annual Report. We have requested that brokers and other nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners.

Officers, directors, and employees of the Company also may actively solicit proxies personally on behalf of the Company. They will not be paid any additional compensation for soliciting proxies. The Company may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The cost of soliciting proxies will be borne by the Company.

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Special Meeting.

Voting

The holders of common stock are entitled to vote on all matters presented to the stockholders at the Special Meeting. There are no other classes of voting securities of the Company outstanding.

All votes will be tabulated by the inspector of elections appointed for the Special Meeting, who will tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and shares that are voted by brokers as to any matter considered at the Special Meeting will be included in determining if a quorum is present or represented at the Special Meeting. Any broker holding shares of record for you is entitled to vote on matters that are deemed to be routine even if you do not provide voting instructions; all other matters can only be voted upon by a broker if the broker receives voting instructions from you. Broker non-votes occur when shares are held by a broker who has not received instructions from the beneficial owner of the shares on such non-routine matters, the broker does not have discretionary voting power with respect to such non-routine matters and has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that the broker lacks voting authority with respect to such non-routine matters. The effects of broker non-votes and abstentions on the proposals to be brought before the Special Meeting are discussed below.

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes
Proposal 1 – Election of six directors of the Company nominated by the Board and named in this Proxy Statement who will each serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.
	Affirmative vote of the holders of a plurality of all the votes cast at the Special Meeting either in person or by proxy (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon).	No	Because the election of a director requires a plurality of the votes cast, withhold votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Proposal 2 – Ratification of the appointment of Sadler, Gibb & Associates, L.L.C. as our independent registered public accounting firm for the fiscal year ending April 30, 2027.	Affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote thereat.	Yes	Abstentions and broker non-votes, if any, will be considered present and entitled to vote at the Special Meeting, and will have the effect of a vote against.

Proposal 3 – Approval, on an advisory basis, of the compensation of our named executive officers.	Affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote thereat.	No	Abstentions and broker non-votes will be considered present and entitled to vote at the Special Meeting, and will have the effect of a vote against.

Proposal 4 – Approval of the CEA Industries Inc. 2025 Equity Incentive Plan.	Affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote thereat.	No	Abstentions and broker non-votes will be considered present and entitled to vote at the Special Meeting, and will have the effect of a vote against.

Proposal 5 – Approval of the CEA Industries Inc. 2026 Equity Incentive Plan	Affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote thereat.	No	Abstentions and broker non-votes will be considered present and entitled to vote at the Special Meeting, and will have the effect of a vote against.

Proposal 6 – To approve any adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies to hold the meeting and approve the foregoing proposals.	Affirmative vote of a majority of the shares represented at the Special Meeting, even if less than a quorum.	Yes	Abstentions and broker non-votes, if any, will be considered represented at the Special Meeting and will have the effect of a vote against.
If any other matter is presented, the shares represented by a proxy will be voted in accordance with the best judgment of the person or persons exercising authority conferred by the proxy at the Special Meeting.

Additional Solicitation. If there are not enough votes to elect the director nominees or to approve Proposals 2, 3, 4 and 5, the stockholders who are represented at the Special Meeting, in person or by proxy, may adjourn the Special Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on the approval of a Proposal prior to any such adjournment if there are sufficient votes.

What are the recommendations of the Board?

Our Board recommends that you vote:
•“FOR” the election of the six director nominees to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

•“FOR” the ratification of the appointment of Sadler, Gibb & Associates, L.L.C. as our independent registered public accounting firm for the fiscal year ending April 30, 2027;

•“FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers;

•“FOR” the approval of the CEA Industries Inc. 2025 Equity Incentive Plan;

•“FOR” the approval of the CEA Industries Inc. 2026 Equity Incentive Plan; and

•“FOR” the approval of any adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies to hold the meeting and approve the foregoing proposals.

Stockholders Sharing the Same Address – “Householding”

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to CEA Industries Inc., 385 South Pierce Avenue, Suite C, Louisville, Colorado 80027, Attention: Investor Relations, or contact Investor Relations by email at info@ceaindustries.com or by phone at (303) 993-5271; or find our materials posted online at www.ceaindustries.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Forward-Looking Statements
This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of the 2026 Annual Report.

PROPOSAL 1
ELECTION OF DIRECTORS
Pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), as amended, the number of directors may be established, increased or decreased from time to time by the Board, but will never be less than one, nor more than thirteen. The number of directors is currently set at six. The Company’s Articles of Incorporation require that all directors stand for election annually at the Company’s annual meeting of stockholders. Accordingly, each of the Company’s directors holds office until the next annual meeting of stockholders and until his successor is duly elected and qualified. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six (6) nominees named below. If any of the nominees is unable or declines to serve as a director at the time of the Special Meeting, the proxies will be voted for any nominee designated by the current Board to fill the vacancy. It is not currently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders.

On June 23, 2026, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with YZILabs Management Ltd. (“YZi Labs”), holder of 2,150,481 shares of the Company’s common stock and warrants to purchase an additional 21,215,860 shares of common stock.

Pursuant to the Cooperation Agreement and effective immediately following its execution and delivery by the parties, the Company increased the size of the Board to six directors and appointed Ms. Ling “Ella” Zhang, Mr. Alex Odagiu and Mr. Matthew Roszak (collectively, the “YZi Labs Directors”) to the Board, in each case to serve until the Special Meeting and until his or her successor is duly elected and qualified. The Board also determined that Mr. Roszak is an independent director under the Nasdaq listing rules. So long as YZi Labs continues to beneficially own at least 4.99% of the then-outstanding shares of common stock, YZi Labs will have customary replacement rights with respect to the YZi Labs Directors.

The Company is required by the Cooperation Agreement to include the YZi Labs Directors in the Company’s slate of director nominees for the Special Meeting and to solicit proxies in favor of the election of, and otherwise support the election of, such directors on the same basis as the Company’s other nominees for election at such meeting. All of the Company’s current directors, Ms. Carly E. Howard, Ms. Annemarie Tierney, Mr. Glenn W. Tyranski, Ms. Ling “Ella” Zhang, Mr. Alex Odagiu and Mr. Matthew Roszak have been nominated for election to hold office until the next annual meeting of stockholders and until his/her successor has been elected and qualified.

Our Board and the Nominating Committee believe the directors nominated collectively have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

A stockholder can vote for or withhold his vote from one or more of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the director nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement.

Information about the Nominees

Certain information, as of June 24, 2026, with respect to the nominees for election at the Special Meeting, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company. The business address of each of the nominees listed below is 385 South Pierce Avenue, Suite C, Louisville, Colorado 80027.

Name	Age	Audit Committee	Compensation Committee	Nominating & Governance Committee	Director Since
Carly E. Howard*	47	M	M	C	October 2025
Alex Odagiu	35				June 2026
Matthew Roszak	53				June 2026
Annemarie Tierney	62	M	C	M	November 2025
Glenn W. Tyranski	64	C	M	M	February 2026
Ling “Ella” Zhang	44				June 2026
* Board Chair
C Committee Chair
M Committee Member
Carly E. Howard, JD, LLM is an attorney and consultant with over 20 years of experience in investments and family office operations, fiduciary law, and banking. Ms. Howard has a decade of experience in the crypto industry, specializing in digital assets for high-net-worth individuals, family offices, and investment funds. Ms. Howard currently serves as a Consultant through CEH Advisory, a consulting company she founded in June 2017, where she provides Chief Legal Officer/General Counsel and global structuring advisory services for crypto-focused funds and companies. From September 2022 to March 2023, Ms. Howard served as Of Counsel at K&L Gates in their Asset Management & Investment Funds (Crypto & Digital Assets) group. Ms. Howard’s prior roles include serving as a Senior Wealth Strategist of CIBC Private Wealth US from December 2015 to March 2017; in various positions, most recently, Senior Vice President of the Professional & Executive Advisory Group, at BB&T between December 2010 and December 2015; and an Adjunct Professor teaching Fiduciary Administration at the Charleston School of Law from May 2011 to April 2013. Ms. Howard holds a bachelor’s degree in communication from the College of Charleston as well as a Juris Doctor and Master of Laws in Estate Planning from the University of Miami School of Law.
Ms. Howard has deep expertise with both crypto-native projects and traditional finance companies, including working with family offices as an attorney, fiduciary officer, and consultant.

Alex Odagiu has served as an Investment Partner of YZi Labs, an investment firm focused on the digital asset, blockchain, Web3, AI, and biotech sectors, since September 2025, where he identifies and evaluates high-potential investment opportunities, conducts due diligence, structures deals, and presents recommendations, provides strategic guidance to portfolio companies on scaling, fundraising, and operations, and builds relationships with founders, investors, and partners. Mr. Odagiu previously served as an Investment Director of YZi Labs from January 2022 to September 2025, as well as an Investment Manager from September 2021 to December 2021. Prior to that, Mr. Odagiu served as an Associate at Letterone Technology (UK) LLP, an affiliate of Letterone Investment Holdings SA, an investment firm focused on the technology sector, from 2019 to January 2021. Mr. Odagiu began his career at Goldman Sachs International, an affiliate of The Goldman Sachs Group, Inc. (NYSE: GS), a multinational investment bank and financial services company, where he served in the Investment Banking Division as an Associate from 2016 to 2018, as well as an Analyst from 2014 to 2016. Mr. Odagiu received an M.A. (Hons) in Economics and Mathematics from the University of St Andrews.
Mr. Odagiu brings BNB ecosystem, digital asset investing and institutional finance experience to the Board.
Matthew Roszak has served as a Co-Founder and Chairman of each of Bloq, Inc., a blockchain infrastructure and enterprise technology company, since December 2015, as well as Hemi Labs, Inc., a Bitcoin DeFi and programmability platform, since February 2024. Mr. Roszak also currently serves as the Founding Partner of Tally Capital, LLC, a private investment firm focused on crypto, AI, and biotech, since June 2014, and as a General Partner of Off The Chain Capital, LLC, a digital asset investment fund, since August 2019. In addition, Mr. Roszak currently serves as the Chairman of the Advisory Board of The Digital Chamber, a global blockchain trade association, since June 2014. Mr. Roszak previously served as a member of the board of directors of 180 Connect, Inc. (formerly TSX: NCT.U), a national provider of digital integration and satellite installation services, from 2002 to 2006. Mr. Roszak received a B.A. in Economics from Lake Forest College.
Mr. Roszak brings decades of blockchain infrastructure, venture investing and digital asset policy experience to the Board.

Annemarie Tierney is the Founder and Principal of Liquid Advisors Inc., a strategic advisory firm serving financial services and digital asset industry clients, a position she has held since November 2019. Through Liquid Advisors, she provides strategic consulting and expert witness services to private investment funds, broker-dealers, a leading global digital asset trade organization, national stock exchanges, and private company liquidity service providers, with a focus on securities law, market structure, risk assessment, and governance. From September 2018 to September 2019, Ms. Tierney served as Head of Strategy and General Counsel at Templum, Inc., a broker-dealer and alternative trading system focused on primary offerings and secondary trading of unregistered digital securities. Prior to that, she held executive or senior officer strategy roles at Nasdaq Private Market and SecondMarket Holdings, Inc. (now Digital Currency Group), and previously served in legal and regulatory roles at NYSE Euronext, Skadden, Arps, Slate, Meagher & Flom LLP, and the SEC. She is a long-standing member of the Board of Directors of the Association of SEC Alumni (ASECA), for which she served as President from 2023 to 2025. Ms. Tierney serves on the Board of CoinShares ETF Trust and served on the Board of Sharps Technology during 2025. She also currently serves and has previously served on several private digital asset company and fund-related boards and advisory boards. Ms. Tierney holds FINRA Series 7, 63, and 24 licenses.
Ms. Tierney brings to the Board extensive experience in digital asset regulation and policy, U.S. securities law and market structure, public company reporting obligations, and corporate governance.
Glenn W. Tyranski has served as a partner at WWC, P.C., an international accounting firm, since 2023. Previously, Mr. Tyranski served as a Managing Director/Affiliate at FTI Consulting, Inc. (NYSE: FCN), a global business consulting firm, from 2017 to 2025. Before joining FTI Consulting, Inc., he served as an Executive Director at Ernst & Young LLP, a global professional services firm, from 2014 to 2017. As a member of EY’s Financial Accounting and Advisory Services practice, Mr. Tyranski advised clients on initial public offerings, corporate transactions, accounting policy, crisis management and public company reporting and compliance. Earlier in his career, Mr. Tyranski spent nearly two decades at the New York Stock Exchange, most recently as Senior Vice President, Financial Compliance at NYSE Regulation. In that role, he co-led the Listings and Compliance function for all NYSE-listed companies globally, advising public companies and their boards on disclosure and reporting obligations and overseeing listing compliance for more than 2,500 companies. Mr. Tyranski also worked as a Senior Manager in the assurance practice at KPMG International Ltd. from 1984 to 1996. Mr. Tyranski currently serves as the Angelo P. DeCesaris Executive in Residence and Assistant Technical Professor of Management and Accounting at King’s College and as an Adjunct Professor at the Long Island University College of Management. Mr. Tyranski is a Certified Public Accountant licensed in New York State and holds an M.S. in Health Care Administration and a B.S. in Accounting and Computers & Information Systems, both from King’s College.
Mr. Tyranski has more than three decades of experience as a leader on corporate governance, investor relations, financial reporting, regulatory compliance and other matters. His understanding of finance, accounting and regulatory compliance adds critical expertise to the Board as the Company continues its growth as a public company and advance its BNB treasury strategy.
Ling “Ella” Zhang has served as Managing Partner and Head of YZi Labs, an investment firm focused on the digital asset, blockchain, Web3, AI, and biotech sectors, since January 2025. Ms. Zhang has also served as President of Shop Social, Inc. (Trendsi), an AI-powered supply chain and fashion B2B platform, since January 2025, and where she previously served as Co-Founder and Chief Executive Officer from 2020 to December 2024. Previously, Ms. Zhang served as Founder of Binance Labs, the former venture arm of Binance, the world’s leading crypto exchange, and the predecessor to YZi Labs, from 2018 to 2019. Prior to that, Ms. Zhang served as Co-Founder and a member of the board of directors of Chengdu Xiaoduo Technology, an AI-powered customer service and enterprise automation solutions company, from 2014 to 2020. Earlier in her career, Ms. Zhang served as an Investment Principal of Kleiner Perkins Caufield & Byers (n/k/a Kleiner Perkins), a leading venture capital firm focused on incubation, early stage and growth companies, from 2010 to 2015; a Key Account Manager at Google Inc., a global technology company, from 2008 to 2010; and a Senior Marketing Manager of Tencent Holdings Limited, an internet and technology company where she was the founding member of Tencent e-commerce, from 2005 to 2008. Ms. Zhang received a B.S.E.E in Electrical and Electronics Engineering from the University of Electronic Science and Technology of China and an M.B.A. from Stanford University Graduate School of Business.
Ms. Zhang brings venture-building, digital asset investing and global technology leadership to the Board. Her background combines Silicon Valley venture discipline, Asia market insight and operating experience across emerging technology sectors.

Vote Required and Board’s Recommendation
The election of a director requires a plurality of all the votes cast either in person or by proxy present at the Special Meeting (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon). Each share of common stock entitled to vote may be voted for as many persons as there are directors to be elected. However, stockholders may not cumulate their votes. If you vote “Withhold” with respect to a director nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of all votes cast, withhold votes and broker non-votes will have no effect on the election of directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has appointed Sadler, Gibb & Associates, L.L.C. to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2027, and the Board has further directed that the selection of our independent registered public accounting firm be submitted for ratification by our stockholders at the Special Meeting.
Representatives of Sadler, Gibb & Associates, L.L.C. are expected to be present at the Special Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Stockholder ratification of the selection of Sadler, Gibb & Associates, L.L.C. as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Sadler, Gibb & Associates, L.L.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Board will reconsider whether or not to retain Sadler, Gibb & Associates, L.L.C. Even if the selection is ratified, the Board may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our and our stockholders’ best interests.
Sadler, Gibb & Associates, L.L.C. has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.
Aggregate fees for professional services billed to the Company by Sadler, Gibb & Associates, L.L.C. for the years ended April 30, 2026 and December 31, 2024 and the four months ended April 30, 2025, were as follows:

	Fiscal year ended December 31, 2024			Transition period ended April 30, 2025		Fiscal year ended April 30, 2026
Audit Fees		$108,385		$43,000		$763,471
Audit-Related Fees		$16,707		103,294		—
Tax Fees		10,090	(1)	774	(2)	—
Total	$	$135,182		$147,068		$763,471
(1) Tax fees in 2024 relate to tax returns for the 2023 year.
(2) Tax fees in the transition period relate to tax returns for the 2024 year.

Audit Fees. Audit fees consist of fees billed by our independent registered public accounting firm for professional services rendered in connection with the audit of our annual consolidated financial statements, and the review of our consolidated financial statements included in our quarterly reports.
Audit-Related Fees. Audit-related services consist of fees billed by our independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”
Tax Fees. Tax fees consist of fees billed by our independent registered public accounting firm for professional services rendered for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
All Other Fees. All other fees would include fees for products and services other than the services reported above.
Pre-Approval Policy and Procedures
The Audit Committee has responsibility for selecting, appointing, evaluating, compensating, retaining, and overseeing the work of the independent registered public accounting firm. The Audit Committee has adopted a policy requiring the pre-approval of all audit and permitted non-audit services to be provided by the Company's independent registered public accounting firm. All audit and non-audit services provided by the Company's independent registered public accounting firm during fiscal 2026 were pre-approved by the Audit Committee.

The Audit Committee considers the compatibility of the provision of other services by its registered public accountant with the maintenance of their independence.

Vote Required and Board’s Recommendation
Approval of this Proposal 2 requires the affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote thereat. Abstentions and broker non-votes, if any, will be considered present and entitled to vote at the Special Meeting and will have the effect of a vote against Proposal 2. The persons named in the enclosed proxy will vote the proxies they receive “FOR” the ratification of the selection of Sadler, Gibb & Associates, L.L.C. as our independent registered public accounting firm, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF SADLER, GIBB & ASSOCIATES, L.L.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2027.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Company is presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse our pay program for named executive officer by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Securities Exchange Act. While our Board intends to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and only is advisory in nature.
In 2024, our stockholders approved the recommendation of our Board to hold a Say on Pay vote every three years. Unless our Board modifies its policy, the next Say on Pay vote after the vote at this meeting is expected to occur at the Company’s 2029 annual meeting of stockholders.
We are asking our stockholders to approve the compensation of the Company’s named executive officers as described in this proxy statement by voting in favor of the following non-binding resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the compensation tables, and the related disclosure contained in the proxy statement set forth under the caption Director and Executive Compensation of this proxy statement.”
Vote Required and Board’s Recommendation
The affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote thereat will be required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Abstentions and broker non-votes will be considered present and entitled to vote at the Special Meeting and will have the effect of a vote against Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE EXECUTIVE COMPENSATION DISCUSSION OF THIS PROXY STATEMENT.

PROPOSAL 4
APPROVAL OF CEA INDUSTRIES INC. 2025 EQUITY INCENTIVE PLAN

On July 27, 2025, the Board adopted the CEA Industries Inc. 2025 Equity Incentive Plan (the “2025 Plan”), subject to stockholder approval. The Board is seeking stockholder approval of the 2025 Plan at the Special Meeting.
The 2025 Plan was adopted during a period of significant corporate activity for the Company, including the completion of the Company’s private investment in public equity (“PIPE”) financing and related leadership retention and transition initiatives. In connection with these activities, the Board determined that it was important to establish an equity compensation program that would support the retention of personnel and further align the interests of executives, directors and employees with those of the Company’s stockholders.
The 2025 Plan reserved 525,000 shares of the Company’s common stock for issuance pursuant to awards granted thereunder. In connection with the adoption of the 2025 Plan, the Board approved restricted stock unit awards covering an aggregate of 524,999 shares for certain executives, directors and employees. These awards were approved subject to stockholder approval of the 2025 Plan. Accordingly, the Board views this proposal as a means of obtaining stockholder approval for the 2025 Plan and the awards previously approved.
If stockholders do not approve the 2025 Plan, the 2025 Plan will not become effective and the awards previously approved thereunder will not vest and will not be implemented in accordance with their terms.
Summary of the 2025 Equity Incentive Plan
Below is a summary of certain terms of the 2025 Plan, which is qualified in its entirety by reference to the text of the 2025 Plan, a copy of which is attached to this proxy statement as Exhibit A.
Types of Awards. Although the 2025 Plan provides for the grant of several types of awards, the only type of award that has been granted subject to stockholder approval as explained above are restricted stock unit awards.
Administration. The 2025 Plan is administered by the Board or a committee of the Board, which may in turn delegate administrative authority to one or more officers, managers or committees.
Eligibility. Restricted stock units could have be granted to employees, directors and consultants and others that provide services to the Company. Two employees and four non-employee directors of the Company received restricted stock unit awards subject to stockholder approval as set forth in the New Plan Benefits table below.
Restricted Stock Unit Awards. Each restricted stock unit award that has been granted under the 2025 Plan vests on the day immediately after the 2025 Plan is approved by the stockholders of the Company and is settled in shares. As of June 26, 2026, the closing price of a share of our Common Stock on Nasdaq was $3.04.
Termination of the 2025 Plan. The Board may terminate or amend the 2025 Plan. The Board has determined that no additional equity awards will be granted under the 2025 Plan.
Material U.S. Federal Income Tax Consequences
The following is a brief summary of the U.S. federal income tax consequences of the 2025 Plan generally applicable to us and to participants in the 2025 Plan who are subject to U.S. federal taxes and received restricted stock unit awards subject to stockholder approval. This summary is provided only for general information and is not intended as tax advice, particularly not to participants, who should consult their own tax advisors.
Upon vesting of the restricted stock unit award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time. The Company will generally be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code. The Company is authorized to deduct or withhold from any award granted or require a participant to remit to the Company, the amount of any withholding taxes due in respect of the award and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes.

New Plan Benefits Table
The table below sets forth the number of restricted stock units that were granted subject to stockholder approval to each of the following under the 2025 Plan:
NEW PLAN BENEFITS
2025 Equity Incentive Plan

Name and position	Dollar value ($)(1)	Number of restricted stock units

David Namdar, Chief Executive Officer	$—	—

Anthony K. McDonald, Former President and Chief Executive Officer	1,980,234	223,125

William B. (Brent) Miller, Chief Financial Officer	—	—

Executive Officers as a Group, including former officers	1,980,234	223,125

Non-Executive Officer Current Directors as a Group	—	—

Non-Executive Officer Former Directors as a Group (2)	2,329,679	262,499

Non-Executive Officer Employees as a Group	349,453	39,375
(1) Valued at the closing market price of the Company's publicly-traded common stock on July 25, 2025.
(2) Includes the following former directors: Mr. Etten (119,669 restricted stock units), Mr. Mariathasan (40,533 restricted stock units), Mr. Shipley (96,507 restricted stock units), and Mr. Tarallo (5,790 restricted stock units).

Vote Required and Board’s Recommendation
The affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote thereat will be required to approve the 2025 Plan. Abstentions and broker non-votes will be considered present and entitled to vote at the Special Meeting and will have the effect of a vote against Proposal 4.

THE BOARD OF DIRECTORS AS CONSTITUTED ON JULY 27, 2025 RECOMMENDED THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2025 PLAN.

PROPOSAL 5
APPROVAL OF CEA INDUSTRIES INC. 2026 EQUITY INCENTIVE PLAN

On June 29, 2026, the Board adopted, subject to stockholder approval, the CEA Industries Inc. 2026 Equity Incentive Plan (the “2026 Plan”). The Board is requesting that stockholders approve the 2026 Plan to provide the Company with a long-term framework for granting equity-based compensation awards to employees, officers, directors and other eligible service providers.
The Board believes that equity compensation is an important component of the Company’s overall compensation strategy. Equity-based awards align the interests of participants with those of stockholders by linking compensation opportunities to the long-term performance of the Company and the value of the Company’s common stock. Equity compensation also assists the Company in attracting, motivating and retaining qualified personnel while promoting a long-term ownership mindset and preserving cash resources.
The Board determined that a new equity incentive plan is necessary to support the Company’s future compensation needs. As of June 22, 2026, there are only 10,327 shares available left for grant under the Company’s existing 2017 Equity Incentive Plan and 2021 Equity Incentive Plan. If the 2026 Plan is approved, no additional grants will be made under either of those plans. The Company has the 2026 Inducement Plan, which can be used to induce new employees to join the Company which will continue to be available. However, future grants of equity awards under an equity plan to on-going employees and directors would be made only from the 2026 Plan.
Accordingly, the Board adopted the 2026 Plan, which would authorize 2,400,000 shares of the Company’s common stock for issuance pursuant to awards granted under the 2026 Plan. Based on 41,173,850 shares of common stock outstanding as of June 22, 2026, the proposed share reserve would represent approximately 5.8% of the Company's outstanding common stock. As of June 26, 2026, the closing price of a share of our Common Stock on Nasdaq was $3.04.
In determining the size of the proposed share reserve, the Compensation Committee and Board considered several factors, including the Company’s anticipated future equity compensation needs, projected hiring and retention requirements, expected plan duration, historical grant practices, anticipated growth opportunities, potential stockholder dilution and market practices among comparable companies.
The Board recognizes that the proposed share reserve represents a meaningful percentage of the Company’s currently outstanding shares. After careful consideration, however, the Board determined that the proposed reserve is appropriate in light of the Company’s anticipated compensation needs and long-term strategic objectives. In particular, the Board sought to establish a reserve that would support the Company's equity compensation program for approximately two to three years and provide sufficient flexibility to attract, retain and incentivize the individuals necessary to execute the Company’s business strategy.
In evaluating the potential impact of the proposed reserve on stockholders, the Board also considered the Company’s expected overhang and dilution levels following approval of the 2026 Plan, the Company’s historical equity usage and anticipated future grant practices. The Board believes that the proposed reserve appropriately balances the Company’s compensation needs with the interests of stockholders and reduces the likelihood that the Company will need to seek stockholder approval of an additional share reserve in the near term.
The 2026 Plan incorporates governance features designed to promote responsible plan administration and align with stockholder interests. These provisions include a prohibition on the repricing of stock options and stock appreciation rights without stockholder approval, a prohibition on liberal share recycling for stock options and stock appreciation rights, no payment of dividends or dividend equivalents on unvested awards, and the absence of an evergreen share replenishment feature. The 2026 Plan will be administered by the Compensation Committee, which is comprised entirely of independent directors.
If stockholders do not approve the 2026 Plan, the Company will have limited ability to continue granting equity-based awards as part of its compensation programs. The Board believes that such a result would impair the Company's ability to attract, motivate and retain qualified personnel and would reduce the Company’s flexibility in designing competitive compensation arrangements.

Summary of the 2026 Equity Incentive Plan
Below is a summary of the key terms of the 2026 Plan, which is qualified in its entirety by reference to the text of the 2026 Plan, a copy of which is attached to this proxy statement as Exhibit B.
Purpose. The purpose of the 2026 Plan is to better secure and retain the services of a select group of persons, to provide incentives for those persons to exert maximum efforts for the success of the Company, and to provide a means by which those persons have an opportunity to benefit from increases in the value of the Company’s common stock through the granting of equity awards.

Types of Awards. The 2026 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) ("ISOs"), non-qualified stock options, stock appreciation rights (“SARs”), restricted stock awards and restricted stock unit awards and other equity linked awards.

Administration. The 2026 Plan will be administered by the Board or a committee of the Board (the “Committee”), which may in turn delegate administrative authority to one or more of our executive officers. It is intended that the Compensation Committee will administer the 2026 Plan. The Committee will have, in connection with Plan administration, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise, subject to such resolutions, not inconsistent with the provisions of the 2026 Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer this Plan with the Committee and may, at any time, vest in the Board some or all of the powers previously delegated.

Stock Reserved Under the Stock Plan. The aggregate number of shares of common stock that may be issued pursuant to equity awards granted under the 2026 Plan may not exceed 2,400,000 shares. If an equity award (i) expires or otherwise terminates without having been exercised in full or (ii) is settled in cash (i.e., the holder of the award receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of common stock that may be issued pursuant to this Plan. However, the following shares shall no longer be available for future issuance pursuant to the 2026 Plan: (i) shares tendered by a participant or withheld by the Company in payment of the exercise price of an option; and (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof. In addition, no shares may again be optioned, granted or awarded pursuant to an ISO if such action would cause such option to fail to qualify as an incentive stock option under Section 422 of the Code.

Eligibility. Incentive stock options may be granted only to employees of the Company, or the Company’s “parent corporation” or “subsidiary corporation” (as such terms are defined in Sections 424(e) and (f) of the Code). Equity awards other than incentive stock options may be granted to employees, directors and consultants and others that provide services to the Company; provided, that non-qualified stock options and SARs may not be granted to employees, directors and consultants who are providing continuous service only to any “parent” of the Company unless the stock underlying such award is treated as “service recipient stock” under Section 409A of the Code because the equity award is granted pursuant to a corporate transaction (such as a spin off transaction) or unless the equity award complies with the distribution requirements of Section 409A of the Code. Persons eligible to participate in the 2026 Plan include all members of the Board (currently comprised of six non-employee directors) and as of June 22, 2026 approximately 169 employees and three consultants of the Company and its subsidiaries, in each case, as determined by the administrator of the 2026 Plan. Only employees may be granted ISOs under the 2026 Plan.

Stock Options. Each stock option granted under the 2026 Plan shall be evidenced by a written stock option agreement between the optionee and the Company and shall be subject to the following conditions:

Term. An option may not be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the award agreement. A person holding stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a “10% Shareholder”) may not be granted an incentive stock option unless the option is not exercisable after the expiration of 5 years from the date of grant.

Exercise Price. Generally, the exercise price of an option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. Notwithstanding the foregoing, an option may be granted with an exercise price lower than 100% of the fair market value of the common stock, if the option is granted pursuant to an assumption of or substitution for another option pursuant to a Corporate Transaction (as that term is defined in the 2026 Plan) and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code, or is otherwise compliant with Section 409A of the Code. A 10% Shareholder may not be granted an incentive stock option unless the exercise price of such option is at least 110% of the fair market value of the Company’s common stock on the date of grant.

Form of Consideration. The consideration to be paid for the shares of common stock issued upon exercise of an option shall be (i) cash; (ii) by delivery to the Company of shares of common stock held by the optionee; (iii) by having shares withheld from the amount of shares of common stock to be received by the optionee (for nonqualified stock options only); (iv) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that results in either the receipt of cash or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; (v) according to a deferred payment or similar arrangement with the option holder; or (vi) in any other form of legal consideration acceptable to the Committee.

Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined at the time of grant by the Committee. The 2026 Plan permits the Committee to accelerate the vesting of options at any time. An option is exercised by giving written notice of exercise and by tendering full payment of the exercise price.

Termination of Employment. In the event of termination of employment, the option may be exercised as provided in the stock option agreement for a period after the end of employment.

Rights as a Shareholder. An optionee has no rights as a stockholder with respect to any shares of common stock issuable upon exercise of an option until such holder becomes a record holder of such shares. Subject to the provisions of the 2026 Plan, no rights shall accrue to an optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the common stock for which the record date is prior to the date such optionee becomes a record holder of the shares of common stock issuable upon exercise of such options.

Assignability. An option is generally not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the optionee only by the optionee; provided, that the Committee may permit the transfer of an option to such extent as permitted by applicable tax and securities laws upon the optionee’s request.

Stock Appreciation Rights. Each stock appreciation right (“SAR”) granted under the 2026 Plan shall be evidenced by a written stock appreciation right agreement between the holder and the Company and shall be subject to the following conditions:

Term. A SAR may not be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the award agreement.

Exercise Price. The exercise price of a SAR may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. Notwithstanding the foregoing, a SAR may be granted with an exercise price lower than 100% of the fair market value of the common stock, if the SAR is granted pursuant to an assumption of or substitution for another stock appreciation right as part of a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code, or is otherwise compliant with Section 409A of the Code. Each SAR will be denominated in shares of common stock equivalents.

Exercise and Payment. To exercise a SAR, the holder must provide written notice of exercise in compliance with the provisions of the stock appreciation right agreement. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate fair market value of a number of shares of common stock equal to the number of common stock equivalents in which the holder is vested, over (B) the exercise price that will be determined by the Committee at the time of grant. The appreciation distribution in respect to a SAR may be paid in common stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Committee.

Termination of Employment. In the event of termination of employment, the SAR may be exercised as provided in the stock appreciation right agreement for a period after the end of employment.

Assignability. A SAR is not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the holder only by the holder; provided, that the Committee may permit the transfer of a SAR to such extent as permitted by applicable tax and securities laws upon the holder’s request.

Restricted Stock Awards. The 2026 Plan provides that the Committee may award grants of restricted stock on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2026 Plan, as may be determined by the Committee. Each restricted stock award granted under the 2026 Plan shall be evidenced by a written restricted stock award agreement between the holder and the Company and shall be subject to the following conditions:

Consideration. A restricted stock award may be awarded in consideration for (i) cash or cash equivalents, (ii) past or future services actually or to be rendered to the Company, or (iii) any other form of legal consideration that may be acceptable to the Committee.

Vesting. Shares of common stock awarded under a restricted stock award agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Committee.

Termination of Holder’s Continuous Service. If a holder’s Continuous Service (as that term is defined in the 2026 Plan) terminates, the Company may receive, through a forfeiture condition or a repurchase right, any or all of the shares of common stock held by the holder that have not vested as of the date of termination of Continuous Service under the terms of the restricted stock award agreement.

Transferability. Rights to acquire shares of common stock under a restricted stock award agreement will be transferable by the holder only upon such terms and conditions as set forth in the restricted stock award agreement, so long as the common stock awarded remains subject to the terms of the restricted stock award agreement.

Dividends. A restricted stock award agreement may provide that any dividends paid on the shares of common stock subject to a restricted stock award will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the restricted stock award to which they relate.

Restricted Stock Unit Awards. The 2026 Plan provides that the Committee may award grants of restricted stock units on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2026 Plan, as may be determined by the Committee. Each restricted stock unit award granted under the 2026 Plan shall be evidenced by a written restricted stock unit award agreement between the holder and the Company and shall be subject to the following conditions:

Consideration. At the time of grant, the Committee will determine the consideration to be paid by the holder upon delivery of each share of common stock subject to the restricted stock unit award. The consideration to be paid (if any) by the holder for each share of common stock may be paid in any form of legal consideration that may be acceptable to the Committee.

Vesting. The Committee may impose such restrictions or conditions to the vesting of the restricted stock unit award as it deems appropriate.

Payment. A restricted stock unit award may be settled by the delivery of shares of common stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Committee.

Additional Restrictions. The Committee may impose such restrictions or conditions that delay the delivery of the shares of common stock (or their cash equivalent) subject to a restricted stock unit award to a time after the vesting of the award.

Dividend Equivalents. Dividend equivalents may be credited in respect of shares of common stock covered by a restricted stock unit award, as determined by the Committee and contained in the restricted stock unit award agreement. At the discretion of the Committee, such dividend equivalents may be converted into additional shares of common stock covered by the restricted stock unit award in such manner as determined by the Committee. Any additional shares covered by the restricted stock unit award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying restricted stock unit award agreement to which they relate.

Termination of Holder’s Continuous Service. Except as otherwise provided in the applicable restricted stock unit award agreement, the portion of the restricted stock unit award that has not vested will be forfeited upon the holder’s termination of Continuous Service.
Adjustment upon Changes in Capitalization. If a change in the number or kind of issued shares occurs as a result of a stock split, reverse stock split, reclassification or certain types of mergers, consolidations, combinations, exchanges of shares or similar restructurings of our capital, the Committee will proportionately adjust: (i) the class(es) and maximum number of securities subject to this Plan, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options, and (iii) the class(es) and number of securities and price per share of stock subject to outstanding equity awards.

Dissolution or Liquidation. Except as otherwise provided in a stock award agreement, in the event of a dissolution or liquidation of the Company, all outstanding equity awards (other than equity awards consisting of vested and outstanding shares of common stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of common stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company; provided, that the Committee may cause some or all equity awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture before the dissolution or liquidation is completed but contingent on its completion.

Change in Control. An equity award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control (as that term is defined in the 2026 Plan) as may be provided in a stock award agreement or in any other written agreement between the Company and the holder, but in the absence of such provision, no such acceleration will occur.

Suspension or Termination of the 2026 Plan. The Board may suspend or terminate the 2026 Plan at any time. Unless sooner terminated by the Board, the 2026 Plan will automatically terminate on June 29, 2036, the tenth anniversary of the date the 2026 Plan was adopted by the Board. No equity awards may be granted under the 2026 Plan while the 2026 Plan is suspended or after it is terminated. The Board may amend the 2026 Plan without the consent of stockholders except that any amendment shall be subject to the approval of the Company’s stockholders if such approval is required by any law or regulation or the rules of any stock exchange on which the shares are listed.

Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2026 Plan. This summary is provided only for general information and is not intended as tax advice, particularly not to participants, who should consult their own tax advisors.
Nonqualified Stock Options. If a participant is granted an option that is not an ISO under the 2026 Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the shares for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our shares on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
Incentive Stock Options. A participant should not recognize taxable income upon grant or exercise of an ISO. However, the excess of the fair market value of the shares received upon exercise over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the fair market value of the shares at the time of exercise over the exercise price (or if less, the amount realized in the disposition over the exercise price), with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
Other Awards. The current federal income tax consequences of other awards authorized under the 2026 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as options that are not ISOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Code Section 83(b) election, in which case ordinary income is recognized on the date of grant in an amount equal to the excess of the fair market value of the shares on the date of grant over the price paid, if any); restricted stock units, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
Limitation on the Employer’s Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain employees of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million
Section 409A of the Code. Certain types of awards under the 2026 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2026 Plan and awards granted under the 2026 Plan are generally intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code.
New Plan Benefits
Other than with respect to grants of restricted stock units to our non-employee directors described under the heading “Director Compensation Program,” all future awards under the 2026 Plan (assuming it is approved by stockholders) are subject to the discretion of the administrator and are not currently determinable, and therefore it is not possible to determine the benefits that will be received in the future by other participants in the 2026 Plan.
Vote Required and Board’s Recommendation
The affirmative vote of a majority of the shares represented at the Special Meeting and entitled to vote thereat will be required to approve the 2026 Plan. Abstentions and broker non-votes will be considered present and entitled to vote at the Special Meeting and will have the effect of a vote against Proposal 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2026 PLAN.

PROPOSAL 6
APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT SOLICITATION OF ADDITIONAL PROXIES IN FAVOR OF THE PROPOSALS PRESENTED HEREIN

The Board seeks your approval to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of proposals presented herein. If it is necessary to adjourn the Special Meeting, and the adjournment is for a period of less than 60 days, no notice of the time or place of the reconvened meeting will be required to be given to our stockholders, other than an announcement made at the Special Meeting.

Vote Required and Board Recommendation

Approval of this Proposal 6 requires the affirmative vote of a majority of the shares represented at the Special Meeting, even if less than a quorum. Abstentions and broker non-votes, if any, will be considered represented at the Special Meeting and will have the effect of a vote against Proposal 6.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 6.

CORPORATE GOVERNANCE
Director Independence
The Nasdaq marketplace rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominations committees be independent, or, if a listed company has no nominations committee, that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the board’s independent directors. The Nasdaq marketplace rules further require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. If we are not listed on Nasdaq or another exchange or trading medium that does not have similar marketplace rules, then we may not continue to adhere to such rules and committee compositions and policies.
Our Board has affirmatively determined that each of Ms. Howard, Mr. Roszak, Ms. Tierney and Mr. Tyranski qualify as an independent director, as defined under the applicable corporate governance standards of Nasdaq.
Audit Committee
Our Board has established an Audit Committee, which as of the date of this Proxy Statement consists of three independent directors, Mr. Tyranski (Chair), Ms. Howard and Ms. Tierney. During fiscal year ended April 30, 2026, there were 6 meetings of the Audit Committee. The committee’s primary responsibilities include recommending the selection of our independent registered public accounting firm; evaluating the appointment, compensation and retention of our registered public accounting firm; evaluating the independence and qualifications of such independent registered public accounting firm; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements. The Audit Committee also considers the effect on the Company of any changes in accounting principles. The Audit Committee annually will conduct an enterprise fraud risk assessment, and generally will oversee the enterprise risk assessment, and management process framework to ensure monitoring for identification, assessment and mitigation of all significant enterprise risk. The Audit Committee will oversee compliance with the code of ethics of the Company and assess waivers of the code. At least annually, the Audit Committee will review and approve all related party transactions that are required to be disclosed publicly in the Company SEC reports. The Audit Committee also establishes procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including procedures for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.
The Committee may act in reliance on management, the Company’s independent auditors, internal auditors, and advisors and experts, as it deems necessary or appropriate. The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.
The Board has determined that each of our Audit Committee members are independent of management and free of any relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment and are independent, as that term is defined under the enhanced independence standards for audit committee members in the Exchange Act and the rules promulgated thereunder.
The Board has determined that Glenn Tyranski is an “audit committee financial expert,” as that term is defined under the SEC rules. The Board has further determined that each of the members of the Audit Committee shall be financially literate and that at least one member of the committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.
The Board has adopted a written charter for the Audit Committee, which is available on our investor relations website.
Audit Committee Report
The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

The Audit Committee’s purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, and (iv) the performance of our independent auditors to decide whether to appoint, retain, or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, provided by the independent auditors.
Our management is responsible for preparing our financial statements and our financial reporting process. Sadler, Gibb & Associates, L.L.C., our independent registered public accounting firm, is responsible for performing an independent audit of our financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles as of the end of the fiscal year.

The Audit Committee has reviewed and discussed with our management and Sadler, Gibb & Associates, L.L.C. the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2026.

The Audit Committee has also discussed with Sadler, Gibb & Associates, L.L.C. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, Sadler, Gibb & Associates, L.L.C. provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding Sadler, Gibb & Associates, L.L.C.’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with Sadler, Gibb & Associates, L.L.C. its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026 for filing with the SEC.

Submitted by the members of the Audit Committee:

Glenn W. Tyranski, Chair
Carly E. Howard
Annemarie Tierney

Compensation Committee
Our Board has established a Compensation Committee, which as of the date of this Proxy Statement consists of three independent directors, Ms. Tierney (Chair), Ms. Howard and Mr. Tyranski. During fiscal year ended April 30, 2026, there were 4 meetings of the Compensation Committee. The committee’s primary responsibilities include approving corporate goals and objectives relevant to CEO compensation and evaluating the CEO’s performance in light of those goals and objectives, determining and approving executive officer compensation, including base salary, deferred compensation and incentive awards, administering compensatory plans of the Company in which executive officers and key employees participate, and approving any executive compensatory agreements.
Our Compensation Committee determines and approves all elements of executive officer compensation other than the compensation of the CEO. The Compensation Committee evaluates at least annually the CEO’s performance and makes recommendations to the Board regarding the CEO’s compensation level, and the Board retains the authority to determine and approve the CEO’s compensation upon such recommendation, unless that authority has been delegated to the Compensation Committee by the Board. In setting compensation for all other executive officers, the Compensation Committee considers the recommendations of the CEO, who evaluates the performance of such officers. It also reviews and makes recommendations to the Board regarding director compensation. The Compensation Committee may not delegate its authority to any other person, other than to a subcommittee of the Compensation Committee.
The Compensation Committee engaged Pearl Meyer as its independent external advisor. The Compensation Committee receives data, analyses and support from Pearl Meyer. During the fiscal year ended April 30, 2026, Pearl Meyer participated in committee meetings, analyzed compensation for each of the named executive officers, provided information regarding our director compensation program, assisted the Committee in evaluating the Company's equity incentive plans and related share reserve request, and provided other executive and director compensation advice. Pearl Meyer reports solely to the Compensation Committee.

The Company compensation policies for executive officers have two fundamental objectives: (i) to provide a competitive total compensation package that enables the Company to attract and retain highly qualified executives with the skills and experience required for the achievement of business goals; and (ii) to align certain compensation elements with the Company’s annual performance goals. With respect to each of the Company’s executive officers, the total compensation that may be awarded, including base salary, discretionary cash bonuses, annual stock incentive awards, stock options, restricted stock units and other equity awards, and other benefits and perquisites will be evaluated by the committee. Under certain circumstances, the committee may also award compensation payable upon termination of the executive officer under an employment agreement or severance agreement (if applicable). The Board recognizes that its overall goal is to award compensation that is reasonable when all elements of potential compensation are considered. The committee believes that cash compensation in the form of base salary and discretionary cash bonuses provides our executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options, restricted stock units and other equity awards aligns the objectives of management with those of our stockholders with respect to long-term performance and success. The Board also has historically focused on the Company’s financial condition when making compensation decisions and approving performance objectives and compensation has been weighted more heavily toward equity-based compensation. The committee will continue to periodically reassess the appropriate weighting of cash and equity compensation in light of the Company’s expenditures in connection with commercial operations and its cash resources and working capital needs.
The Board has adopted a written charter for the Compensation Committee, which is available on our investor relations website.
Nominating & Governance Committee
Our Board has established a Nominating & Governance Committee, which as of the date of this Proxy Statement consists of three independent directors, Ms. Howard (Chair), Ms. Tierney and Mr. Tyranski. During fiscal year ended April 30, 2026, there were 2 meetings of the Nominating & Governance Committee. The committee’s primary responsibilities include identifying individuals qualified to serve on the Board as directors, including candidates recommended by the Company’s shareholders, and on committees of the Board, establishing procedures for evaluating the suitability of potential director nominees consistent with the criteria approved by the Board, reviewing the membership of the Board and its committees and recommending making changes, if any, developing and recommending to the Board a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics applicable to the Company and reviewing the adequacy of each at least annually.
In evaluating director nominees, the Nominating & Governance Committee will generally consider the following factors:
•the appropriate size and composition of our Board;
•whether or not the person is an “independent” director as defined in Rule 5605(a)(2) promulgated by the Nasdaq Stock Market;
•the needs of the Company with respect to the particular talents and experience of its directors;
•the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
•familiarity with national and international business matters and the requirements of the industry in which we operate;
•experience with accounting rules and practices;
•the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•all applicable laws, rules, regulations and listing standards, if applicable.
There are no stated minimum criteria for director nominees, although the committee may consider such factors as it may deem are in the best interests of the Company and its stockholders. The Nominating & Governance Committee evaluates candidates recommended by shareholders using the same criteria and in substantially the same manner as candidates identified by the Committee, directors, management or third-party search firms. The Nominating & Governance Committee also believes it is appropriate for certain key members of our management to participate as members of the Board.

The Nominating & Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating & Governance Committee decides not to re-nominate a member for re-election, the committee identifies the desired skills and experience of a prospective director nominee in light of the criteria above or determines to reduce the size of the Board. Research may also be performed to identify qualified individuals. The Nominating & Governance Committee may engage a search firm to identify candidates for the Board from time to time. Each of Mr. Odagiu, Mr. Roszak, and Ms. Zhang was recommended by YZi Labs in connection with the Cooperation Agreement. Each of Ms. Howard, Ms. Tierney, and Mr. Tyranski was identified by existing independent Board members.
The Board has adopted a written charter for the Nominating & Governance Committee, which is available on our investor relations website.
Stockholder Communications with Directors
Stockholders may communicate with the Board by sending a letter to the Corporate Secretary, CEA Industries Inc., 385 South Pierce Avenue, Suite C, Louisville, Colorado 80027. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should indicate in the address whether the communication is intended for the entire Board, the non-employee directors as a group or an individual director. Each communication will be screened by the Corporate Secretary or his designee to determine whether it is appropriate for presentation to the Board or any specified director(s). Examples of inappropriate communications include junk mail, spam, mass mailings, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. Communications determined to be appropriate for presentation to the Board, or the director(s) to whom they are specifically addressed, will be submitted to the Board or such director(s) on a periodic basis. Any communications that concern accounting, internal control or auditing matters will be handled in accordance with procedures adopted by the Board.
Code of Ethics
Our Board has adopted a Code of Ethics, which is filed as an exhibit to our Annual Report on Form 10-K and is also available in print, without charge, to any stockholder who requests a copy by writing to us at CEA Industries Inc., 385 South Pierce Avenue, Suite C, Louisville, Colorado 80027, Attention: Corporate Secretary. Each of our directors, employees and officers, including our Chief Executive Officer, Chief Financial Officer, and all of our other principal executive officers, are required to comply with the Code of Business Conduct and Ethics. There have not been any waivers of the Code of Ethics relating to any of our executive officers or directors in the past year.
Insider Trading Arrangements and Policies
We have adopted an insider trading compliance policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. The insider trading policy prohibits the use of material non-public information about the Company when making decisions to purchase, sell, give away or otherwise trade in the Company’s securities or to provide such information to others outside the Company. We have established black-out periods to which covered persons are subject related to the filing of our regular reports with the SEC. The Company may impose additional black-out periods from time to time as other types of material non-public information occur when material non-public events or disclosures are pending. Covered persons are permitted to trade in the Company’s securities only when there is no black-out period in effect and such trade has been pre-cleared by the appointed Company officer, or when a qualified 10b5-1 plan has been established in accordance with federal securities laws. No covered person has adopted or terminated a Rule 10b5-1 trading plan during the last fiscal quarter of the fiscal year to which this Proxy Statement relates.
Hedging Policy
We maintain a policy regarding hedging and similar transactions involving Company securities. Certain forms of hedging or monetization transactions, including zero-cost collars, forward sale contracts and similar arrangements, may allow a director, officer or employee to continue to own Company securities while reducing or eliminating some or all of the risks and rewards associated with ownership. Such transactions may result in interests that are not aligned with those of the Company's shareholders. Accordingly, we strongly discourage directors, officers and employees from engaging in hedging or similar transactions involving Company securities. Any individual seeking to enter into a hedging or monetization arrangement involving Company securities must obtain prior approval from the Chief Executive Officer, who will consult with legal counsel in reviewing the proposed transaction. Requests for approval must be submitted at least two weeks prior to the proposed transaction and must include a description of, and justification for, the proposed arrangement.
Clawback Policy
Our Board has adopted a written policy to recover “excess” compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The compensation includes both cash-based and equity-based incentives. The compensation covered includes incentive awards awarded to any individuals (including former employees) who served as an executive officer during the three most recently completed fiscal years preceding the date on which the preparation of an accounting restatement is required, provided that the executive officers were awarded more incentive awards than they would have received if the financial statements had been prepared correctly. The recovery will include an executive incentive award even if the executive was not involved in preparing the financial statements or did not commit misconduct that led to the restatement. Restatements attributable to an inadvertent error also will subject executive officers to the recovery of previously received incentive awards.
Meetings and Committees of the Board
Our Board is responsible for overseeing the management of our business. We keep our directors informed of our business at meetings and through reports and analyses presented to the Board and the committees of the Board. Regular communications between our directors and management also occur outside of formal meetings of the Board and committees of the Board.
Meeting Attendance
The Board is responsible for overseeing the management of our business. We keep our directors informed of our business at meetings and through reports and analyses presented to the Board and the Board committees. Regular communications between our directors and management also occur apart from meetings of the Board and Board committees. During fiscal year ended April 30, 2026, there were 19 meetings of the Board. Each incumbent director who served on the Board during the last fiscal year attended at least 75% of the aggregate number of the total number of meetings of the Board (held during the period for which he or she has been a director) and the total number of meetings of the Board committees on which he or she served (during the periods that he or she served). While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders.
Board Leadership Structure
The Board may, but is not required to, select a Chair of the Board who presides over the meetings of the Board and meetings of the stockholders and performs such other duties as may be assigned to him by the Board. The positions of Chair of the Board and Chief Executive Officer may be filled by one individual or two different individuals. Currently the position of Chair of the Board is held by Ms. Howard and the position of Chief Executive Officer is held by Mr. Namdar. The Board believes that Ms. Howard provides strong independent leadership and oversight to the Board. The Board determined that having an independent Board Chair was prudent at this time.
Board’s Role in Risk Oversight
While risk management is primarily the responsibility of the Company’s management team, the Board is responsible for the overall supervision of the Company’s risk management activities. The Board as a whole has responsibility for risk oversight, and each Board committee has responsibility for reviewing certain risk areas and reporting to the full Board. The Audit Committee charter provides that the Audit Committee reviews and oversees the Company's annual enterprise fraud risk assessment. The Compensation Committee oversees risk arising from the Company’s compensation programs. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies in certain focus areas. These areas of focus include strategic, operational, financial and reporting, succession and compensation and other areas.
The Board oversees risks associated with their respective areas of responsibility. The Board oversees: (i) risks and exposures associated with our business strategy and other current matters that may present material risk to our financial performance, operations, prospects or reputation, (ii) risks and exposures associated with management succession planning and executive compensation programs and arrangements, including equity incentive plans, and (iii) risks and exposures associated with director succession planning, corporate governance, and overall board effectiveness.
Management provides regular updates to the Board regarding the management of the risks they oversee at each regular meeting of the Board. We believe that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that our existing Board’s role in risk oversight is appropriate. However, we continually re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.

EXECUTIVE AND DIRECTOR COMPENSATION
Director Compensation Program
Effective December 10, 2025, the Board adopted a new Non-Employee Director Compensation Policy, which replaced the Company’s prior director compensation program. Under the policy, non-employee directors receive a combination of annual cash retainers and service-based restricted stock unit awards. The policy also provides for additional compensation for committee chair and committee member service, as well as additional equity awards in recognition of significant workload or special assignments, as determined by the Board or Compensation Committee.
Annual restricted stock unit awards with a value of approximately $125,000 and vesting in quarterly installments over one year are generally granted upon a director’s initial appointment to the Board and thereafter at each annual meeting of stockholders, with initial awards prorated for directors appointed between annual meetings. Generally in connection with commencement of service as a director, a one-time grant of restricted stock unit awards with a value of approximately $80,000 is expected to be made with half of such awards vesting upon grant and the other half vesting monthly over 6 months. Since October 2025, there have been insufficient shares available under existing Company equity incentive plans, and therefore such grants have not been made.

The Board adopted a framework for payment of additional cash compensation to Board members for service as directors and committee members for extraordinary services performed outside the scope of routine Board and Committee duties in December 2025, and amended it effective February 2026. The intent of the framework is to ensure fair compensation for material, incremental work arising from extraordinary circumstances that require Board involvement beyond routine Board service. The Compensation Committee reviews the fees for extraordinary service on a quarterly basis to determine the appropriateness of the fees.

Employee directors do not receive additional compensation for their service as directors. The Company also reimburses non-employee directors for reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings and performing services on the Company's behalf.

Indemnification: Insurance

Under the Nevada Revised Statutes and pursuant to our charter and bylaws, as currently in effect, the Company may indemnify the Company’s officers and directors for various expenses and damages resulting from their acting in these capacities. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
The Company has entered into indemnification agreements with its directors and executive officers. The indemnification agreements are intended to provide the Company’s directors the maximum indemnification permitted under the Nevada Revised Statutes, unless otherwise limited by the Company’s charter and bylaws. Each indemnification agreement provides that the Company shall indemnify the director or executive officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding. Each indemnification agreement further provides that the applicable provisions of the Company’s charter and bylaws regarding indemnification shall control in the event of any conflict with any provisions of such indemnification agreements.

The Company may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company for any liability arising out of his actions, regardless of whether the Nevada Revised Statutes would permit indemnification. The Company currently has obtained liability insurance for its officers and directors.
Director Compensation Table
The following table sets forth the compensation earned by or awarded or paid in the fiscal year ending April 30, 2026 to the individuals who served as our non-executive directors during such period. Anthony McDonald was an executive officer of the Company and did not receive fees for service as a director. Mr. McDonald’s compensation is reported in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash (1)	Consulting Agreement	Other Cash Payments	Stock Awards (2)	Option Awards	Total
James R. Shipley (3)	$22,500	$-	$-	$-	$-	$22,500
Nicholas J. Etten (4)	$117,415	$78,950	$26,047	$-	$-	$222,412
Marion Mariathasan (3)	$22,500	$-	$-	$-	$-	$22,500
Alexander Monje (5)	$-	$-	$-	$-	$-	$-
Russell Read (6)	$25,154	$-	$-	$25,000	$-	$50,154
Carly E. Howard (7)	$200,954	$-	$-	$25,000	$-	$225,954
Matthew Tarallo (3)	$18,750	$-	$-	$-	$-	$18,750
Annemarie Tierney (8)	$193,680	$-	$-	$-	$-	$193,680
Glenn Tyranski (9)	$120,083	$-	$-	$-	$-	$120,083
Hans Thomas (10)	$-	$-	$4,645,141	$-	$-	$4,645,141
(1)Board Fees include base fees, chair fees, and extraordinary service fees.
(2)Stock awards reflect grants to independent directors of 2,660 restricted stock units on October 7, 2025, in connection with the director compensation plan. The shares were immediately vested.
(3)Mr. Shipley, Mr. Mariathasan, and Mr. Tarallo each resigned from the Board effective August 5, 2025.
(4)Other cash payments for Mr. Etten reflect fees paid for service on the board of Fat Panda Ltd., a wholly-owned subsidiary of the Company.
(5)Mr. Monje joined the Board on August 5, 2025 and resigned from the Board effective August 29, 2026.
(6)Mr. Read joined the Board on August 29, 2025 and resigned from the Board effective January 1, 2026.
(7)Mr. Howard joined the Board on October 1, 2025.
(8)Ms. Tierney joined the Board on November 26, 2025.
(9)Mr. Tyranski joined the Board on February 8, 2026.
(10)Mr. Thomas joined the Board on August 5, 2025 and resigned from the Board effective March 20, 2026. Mr. Thomas owns owns the majority of 10X Capital Partners LLC, which provided asset management services to the Company, as described under the heading “Certain Relationships and Related Transactions.” Other cash payments for Mr. Thomas reflect fees paid to 10X Capital Partners LLC.

The aggregate number of non-qualified stock options and restricted stock units held as of April 30, 2026, by each independent director are as follows:

Name	Shares Underlying Non-Qualified Stock Options (1)	Shares Underlying Restricted Stock Units(2)	Total
James R. Shipley	325	–	325
Nicholas J. Etten	325	–	325
Carly E. Howard	–	1,330	1,330
(1)Options are fully vested.
(2)Restricted stock units vest October 7, 2026.

Executive Officers

Name	Age	Position
David Namdar	41	Chief Executive Officer
Anthony K. McDonald	67	Former President and Chief Executive Officer
William B. (Brent) Miller	45	Chief Financial Officer
Mr. McDonald served as Chief Executive Officer and President until August 5, 2025 and continued serving as President thereafter, until his departure from the Company effective May 4, 2026. Mr. Namdar was appointed Chief Executive Officer effective August 5, 2025. Mr. Miller was appointed Chief Financial Officer effective March 9, 2026.

David J. Namdar has nearly two decades of experience spanning cryptocurrency, digital assets, and institutional capital markets. He has served as Chief Executive Officer of the Company since August 2025. He has served as a Partner of Abound Capital, a consulting and investment firm focused on cryptocurrency and technology companies, since 2015. From 2021 to 2024, Mr. Namdar served as General Partner of Coral DeFi, a decentralized finance investment firm. He co-founded NFT.com, a marketplace for buying, selling, and displaying Non-Fungible Tokens, in 2021. From 2017 to 2019, Mr. Namdar served as Co-Founder of Galaxy Digital, a digital assets and blockchain investment firm, and from 2014 to 2018, he served as Co-Founder of SolidX Partners Inc., a financial services and software development firm. Earlier in his career, Mr. Namdar held international trading roles at Millennium Partners from 2011 to 2014 and UBS from 2007 to 2009, and worked in investment banking at Goldman Sachs in 2006. Mr. Namdar holds a Bachelor’s degree in Finance and International Business from the USC Marshall School of Business at the University of Southern California and a former Chartered Financial Analyst (CFA) charterholder.

William B. (Brent) Miller has over 20 years of experience spanning financial reporting, accounting policy, internal controls, and capital markets, including in public company environments. Most recently, he served as Chief Accounting Officer of Figure Technology Solutions, Inc., a blockchain-native capital marketplace for the origination, funding, sale, and trading of on-chain loan products and tokenized assets, in 2025, where he helped guide the company through its reorganization and initial public offering. He also served as Chief Financial Officer of reAlpha Tech Corp., an AI-driven real estate technology company, in 2024, where he oversaw capital markets activities and financial reporting. Prior to that, he was Chief Accounting Officer of Sunlight Financial Holdings Inc., a previously publicly traded technology-enabled point-of-sale finance company that provides homeowners with financing for the installation of residential solar systems and other home improvements, where he managed financial reporting, accounting policy and procedures, and internal controls from 2018 to 2024. From 2015 to 2018, Mr. Miller served as Chief Financial Officer and Treasurer of KKR Real Estate Finance Trust Inc. (“KREF”), a commercial mortgage real estate investment trust externally managed by KKR & Co. Inc., a global investment firm, where he oversaw all aspects of KREF’s financial and organizational strategy involving capital raises, capital structure and financial and regulatory reporting. From 2009 to 2015, Mr. Miller held several finance leadership roles at Fortress Investment Group LLC, a diversified global investment management firm, including Controller of New Residential Investment Corp., a real estate investment trust primarily focused on investing in residential mortgage related assets, and Vice President of Finance, where he led accounting, finance and treasury operations. Mr. Miller holds a B.S.B.A in Accounting and Finance and a B.S. in Computer Information Science from The Ohio State University.

Fiscal Year Transition

Effective May 1, 2025, the Company changed its fiscal year end from December 31 to April 30. As a result, the Company previously reported a transition period from January 1, 2025 through April 30, 2025. The compensation information presented below relates to the fiscal years ended April 30, 2026 and December 31, 2024. Comparative information for the transition period is included where required.

Summary Compensation Table

Name and Principal Position	Year (1)	Salary	Bonus	Stock Awards (2)	Option Awards (2)	Non-equity Incentive Plan Compensation	All Other Compensation(3)	Total
David Namdar, Chief Executive Officer (4)	2026	$77,833	$-	$558,400	$-	$-	$1,275,000	$1,911,233
	Transition period ended April 30, 2025	$-	$-	$-	$-	$-	$-	$-
	2024	$-	$-	$-	$-	$-	$-	$-
Anthony K. McDonald, Former President and Chief Executive Officer (5)	2026	$350,000	$175,000	$-	$-	$-	$14,000	$539,000
	Transition period ended April 30, 2025	$121,154	$-	$-	$-	$-	$8,048	$129,202
	2024	$350,000	$-	$-	$-	$-	$21,656	$371,656
William B. (Brent) Miller, Chief Financial Officer (6)	2026	$40,385	$-	$999,999	$-	$-	$-	$1,040,384
	Transition period ended April 30, 2025	$-	$-	$-	$-	$-	$-	$-
	2024	$-	$-	$-	$-	$-	$-	$-
(1)Effective May 1, 2025, the Company changed its fiscal year end from December 31 to April 30. Amounts reported for the 2025 transition period ended April 30, 2025 are not directly comparable.
(2)Amounts reported represent aggregate grant date fair value under ASC 718.
(3)Includes a make-up consulting fee and a separation payment for Mr. Namdar as described below and a 401(k) employer match for Mr. McDonald.

(4)Mr. Namdar served as CEO without compensation from August 5, 2025 through March 16, 2026. His transition arrangement included a $375,000 make-up consulting fee, $50,000 monthly consulting fees, cash payment in lieu of an equity award based on 132,000 shares, and a $900,000 separation payment, subject to terms and conditions.
(5)Mr. McDonald had an employment agreement with the Company and entered into a separation agreement with the Company following the end of the fiscal year as described below.
(6)Mr. Miller commenced employment March 9, 2026. As an inducement to accept employment, Mr. Miller was granted 363,636 restricted stock units.

Narrative Disclosure to Summary Compensation Table
During the fiscal year ended April 30, 2026, the Company’s executive compensation program reflected significant leadership changes, including the appointment of a new Chief Executive Officer, the initiation of a Chief Executive Officer succession process and the recruitment and hiring of a new Chief Financial Officer. As a result, compensation reported for the Company’s Named Executive Officers (“NEOs”) reflects a combination of ongoing compensation arrangements and compensation associated with executive transition, recruitment and retention activities. The principal elements of executive compensation consisted of base salary, annual cash incentive opportunities, equity-based compensation and compensation provided pursuant to employment, consulting and transition arrangements.

Anthony K. McDonald

Mr. McDonald served as Chief Executive Officer and President until August 5, 2025 and thereafter continued serving as President until his departure from the Company effective May 4, 2026. Following the appointment of Mr. Namdar, Mr. McDonald remained with the Company as President and provided continuity and institutional knowledge during the leadership transition. Pursuant to Mr. McDonald's employment agreement, Mr. McDonald was entitled to an annual base salary of $350,000 and a target annual bonus opportunity equal to 50% of base salary. The employment agreement provided that if Mr. McDonald was terminated without cause or he resigned for good reason, then he would be paid one year’s base salary and the annual bonus for that year. The employment agreement has typical activity restrictions for non-solicitation of customers and employees of the Company and covenants for confidentiality, non-competition, inventions and protection of Company intellectual property.

On May 4, 2026, Mr. McDonald resigned as President and as a director of the Company. In connection with his termination of employment by the Company, he entered into a severance agreement with the Company. Under the severance agreement, in exchange for a release of claims and Mr. McDonald’s agreement to certain covenants, including cooperation, Mr. McDonald is receiving an aggregate of $250,000 payable over 12 months and his outstanding equity awards will remain in effect in accordance with their terms.

David Namdar

Mr. Namdar was appointed Chief Executive Officer effective August 5, 2025. The Board selected Mr. Namdar based on his experience in digital assets, capital markets and strategic growth initiatives, which the Board believed were relevant to the Company’s evolving business strategy. The Board further determined that a transition arrangement approved was appropriate in light of Mr. Namdar’s service as Chief Executive Officer without compensation during a portion of the fiscal year and the Company’s objective of facilitating an orderly leadership transition.

Effective March 16, 2026, the Company entered into a Transition Agreement with Abound LLC, through which Mr. Namdar provides consulting services in connection with the transition of his responsibilities as Chief Executive Officer. The agreement continues until the earliest of the Company's next annual meeting of stockholders, the appointment of a new or interim Chief Executive Officer, or August 31, 2026. Under the agreement, the Company agreed to pay: (i) a one-time consulting fee of $375,000 for services previously provided; (ii) a monthly consulting fee of $50,000 during the transition period; (iii) a cash payment in lieu of an initial equity award based on the value of 132,000 shares, as described in the agreement; and (iv) a lump-sum separation payment equal to eighteen months of consulting fees, subject to the terms and conditions of the agreement, including the effectiveness of a general release.

William B. (Brent) Miller

Mr. Miller was appointed Chief Financial Officer effective March 9, 2026. His employment agreement provides for an annual base salary of $350,000, a target annual cash incentive opportunity of $175,000, and eligibility for annual equity refresh grants with a target grant date fair value ranging from $500,000 to $750,000. The Company granted 363,636 restricted stock units to Mr. Miller as a material inducement to accept employment with the Company pursuant to Nasdaq Listing Rule 5635(c)(4).

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (1)
David Namdar(2)	–	–	$—	–	132,000	$558,400
Anthony K. McDonald (3) (4) (5)(6)(7)	2,778	–	$160.20	11/28/2028	–	–
	556	–	$126.00	1/2/2030	–	–
	150	–	$234.00	2/16/2031	–	–
	3,772	–	$88.20	11/24/2031	–	–
	770	–	$30.12	4/1/2032	–	–
	3,050	–	$10.75	3/31/2033	–	–
William B. (Brent) Miller(8)	–	–	$—	–	363,636	$1,130,908
(1)Valued at the closing market price of the Company’s publicly-traded common stock on April 30, 2026.
(2)On March 16, 2026, the Company entered into a Transition Agreement with Mr. Namdar pursuant to which the Company agreed to provide a cash payment in lieu of an initial equity award. The payment is equal to the product of 132,000 shares multiplied by the greater of the 30-trading day average stock price of the Company's common stock as of March 16, 2026 or the Separation Date and is payable in cash on the Company's next regular payroll payment date following the Separation Date.
(3)On November 28, 2018, we granted to Mr. McDonald non-qualified stock options to purchase 2,778 shares of common stock under our 2017 Equity Incentive Plan, of which: (i) 556 options vested and became exercisable on the grant date, (ii) 1,112 options vested and became exercisable on December 31, 2019, and (iii) 1,112 options vested and became exercisable on December 31, 2020. On January 2, 2020, we granted to Mr. McDonald non-qualified stock options to purchase 556 shares of common stock under our 2017 Equity Incentive Plan in recognition of his performance during 2019, which options vested and became exercisable on the grant date. On February 16, 2021, we granted to Mr. McDonald non-qualified stock options to purchase 150 shares of common stock under our 2017 Equity Incentive Plan in recognition of his performance during 2020, which options vested and became exercisable on the grant date.
(4)On November 24, 2021, we granted to Mr. McDonald non-qualified stock options to purchase 371 shares of common stock under our 2021 Equity Incentive Plan, of which: (i) 124 options vested and became exercisable on the grant date, (ii) 124 options vested and became exercisable on November 24, 2022, and (iii) 124 options vested and became exercisable on November 24, 2023. Also on November 24, 2021, we granted to Mr. McDonald incentive stock options to purchase 3,402 shares of common stock under our 2021 Equity Incentive Plan of which: (i) 1,134 options vested and became exercisable on the grant date, (ii) 1,134 options vested and became exercisable on November 24, 2022, and (iii) 1,134 options vested and became exercisable on November 24, 2023. These grants were in accordance with a new Executive Employment Agreement effective November 24, 2021.
(5)On November 24, 2021, we granted Mr. McDonald 567 restricted shares of common stock under our 2021 Equity Incentive Plan, in accordance with a new Executive Employment Agreement effective November 24, 2021.
(6)On April 1, 2022, we granted Mr. McDonald non-qualified stock options to purchase 770 shares of common stock under out 2021 Equity Incentive Plan, in respect to our 2021 Annual Incentive Plan. The options vested and became exercisable upon grant.
(7)On March 31, 2023, we granted Mr. McDonald non-qualified stock options to purchase 3,050 shares of common stock under our 2021 Equity Incentive Plan, in respect to our 2021 Annual Incentive Plan. The options vested and became exercisable upon grant.
(8)Represents restricted stock units granted to Mr. Miller on April 6, 2026 pursuant to the Company’s 2026 Inducement Plan. The award was granted as a material inducement to Mr. Miller’s acceptance of employment with the Company and vests over four years, subject to continued service, with 25% vesting on the first anniversary of the grant date and the remaining 75% vesting in substantially equal quarterly installments thereafter.

Narrative Disclosure to Outstanding Equity Awards at Fiscal Year-End Table

On April 6, 2026, the Board approved the Company’s 2026 Inducement Plan and granted Mr. Miller 363,636 restricted stock units as a material inducement to accept employment with the Company pursuant to Nasdaq Listing Rule 5635(c)(4). The Compensation Committee approved the award as part of the overall compensation package designed to attract an experienced public company finance executive and promote long-term retention and alignment with stockholder interests. The award vests over a four-year period, subject to continued service, with 25% vesting on the first anniversary of the grant date and the remaining 75% vesting in substantially equal quarterly installments thereafter. The award is subject to the terms and conditions of the applicable award agreement and the Company’s compensation recovery policy.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments (“Options”). Accordingly, the Company has no specific policy or practice on the timing of awards of Options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of Options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

Pay versus Performance
In accordance with SEC rules, we provide the following disclosure regarding executive “compensation actually paid” (“CAP”) and certain Company performance for the fiscal years listed below.

Year(1)	Summary Compensation Table Total for First PEO(2)	Compensation Actually Paid to First PEO(2) (3) (4)	Summary Compensation Table Total for Second PEO(2)	Compensation Actually Paid to Second PEO(2) (3) (4)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(3) (4) (5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(6)	Net Income (in millions)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2026	$1,911,233	$1,911,233	$539,000	$539,000	$1,040,384	$1,171,293	$47.39	$0.1
Transition period ended April 30, 2025	n/a	n/a	$129,202	$129,202	n/a	n/a	$113.52	$(1.4)
2024	n/a	n/a	$371,656	$371,656	$185,505	$185,402	$123.73	$(3.1)

(1)The first covered period (2024) reflects the fiscal year ended December 31, 2024. The second covered period (2025) reflects the four months ended April 30, 2025. The third covered period (2026) reflects the fiscal year ended April 30, 2026.

(2)Effective August 5, 2025, David J. Namdar was named PEO and is listed as "First PEO". Anthony K. McDonald served as PEO until August 4, 2025 and is listed as the "Second PEO". For 2026, our Non-PEO NEOs consisted of William B. Miller. For 2025, there were no Non-PEO NEOs. For 2024, our Non-PEO NEOs consisted of Ian K. Patel.

(3)Deductions from, and additions to, total compensation in the 2026 Summary Compensation Table to calculate Compensation Actually Paid consist of:

	2026			Transition period ended April 30, 2025			2024
	First PEO	Second PEO	Average Non-PEO NEOs	First PEO	Second PEO	Average Non-PEO NEOs	First PEO	Second PEO	Average Non-PEO NEOs
Total Compensation from Summary Compensation Table	$1,911,233	$539,000	$1,040,384	n/a	$129,202	n/a	n/a	$371,656	$185,505
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	-$558,400	$0	-$999,999	n/a	$0	n/a	n/a	$0	$0
Year-end fair value of unvested awards granted in the current year	$558,400	$0	$1,130,908	n/a	$0	n/a	n/a	$0	$0
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$0	$0	$0	n/a	$0	n/a	n/a	$0	$0
Fair values at vest date for awards granted and vested in current year	$0	$0	$0	n/a	$0	n/a	n/a	$0	$0
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$0	$0	$0	n/a	$0	n/a	n/a	$0	$0
Forfeitures during current year equal to prior year-end fair value	$0	$0	$0	n/a	$0	n/a	n/a	$0	-$3
Dividends or dividend equivalents not otherwise included in the total compensation	$0	$0	$0	n/a	$0	n/a	n/a	$0	-$100
Total Adjustments for Equity Awards	$0	$0	$130,909	n/a	$0	n/a	n/a	$0	-$103
Compensation Actually Paid (as calculated)	$1,911,233	$539,000	$1,171,293	n/a	$129,202	n/a	n/a	$371,656	$185,402
(4)Equity valuation assumptions for calculating Compensation Actually Paid are not materially different from grant date valuation assumptions.
(5)Total shareholder return is calculated based on the value of an initial fixed investment of $100 on December 31, 2023, assuming reinvestment of dividends.

Pay Versus Performance: Graphical Description
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:
•the Company’s cumulative TSR;
•the Company’s Net Income.

CAP and Cumulative TSR

PEO and Avg. Non-PEO CAP vs BNC TSR
CAP in Thousands
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
TSR
$160
$140
$120
$100
$80
$60
$40
$20
$0
2024
Transition Period Ended 4/30/25
2026
First PEO CAP
Second PEO CAP
Average Non-PEO NEO CAP
BNC TSR

CAP and Company Net Income

PEO and Avg. Non-PEO CAP vs Net Income
CAP in Thousands
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Net Income (Loss) in Millions
$2.0
$1.3
$0.5
-$0.3
-$1.0
-$1.8
-$2.5
-$3.3
-$4.0
2024
Transition Period Ended 4/30/25
2026
First PEO CAP
Second PEO CAP
Average Non-PEO NEO CAP
BNC Net Income (Loss)

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transactions
On June 19, 2024, the Company entered into a consulting agreement with Nicholas J. Etten, a member of the Board until June 23, 2026, which was replaced on July 28, 2025 with a new consulting agreement, whereby Mr. Etten would provide advisory services related to acquisition sourcing, strategic consulting, and investor coordination, and would be compensated at a rate of $2,500 per week, subject to downward adjustment based on hours worked. During the four months ended April 30, 2025 and the years ended April 30, 2026 and December 31, 2024, the Company paid Mr. Etten $40,750, $78,950 and $58,500, respectively, in respect of services related to these agreements.
On June 10, 2026, Mr. Etten resigned as a director of the Company, effective June 23, 2026. In exchange for a release of claims and Mr. Etten's agreement to certain covenants, including cooperation, Mr. Etten received a payment of $85,000 and will have his legal fees of up to $50,000 paid by the Company.
On August 5, 2025, the Company entered into an asset management agreement with 10X Capital Partners LLC (the “Asset Manager”), pursuant to which the Company appointed the Asset Manager to provide asset management and related services with respect to the Company's digital assets. Mr. Hans Thomas, a member of the Board from August 5, 2025 until March 2026, owns the majority of the Asset Manager. Under the asset management agreement, the Company incurred management fees of $5.0 million during the period from June 7, 2025 through April 30, 2026, of which the Company paid $4.6 million. As disclosed in the Company’s Annual Report on Form 10-K, on May 22, 2026, we filed a complaint against the Asset Manager seeking a declaration that the Asset Management Agreement is void from inception as unconscionable and orders all fees paid by the Company to the Asset Manager under the asset management agreement since inception be returned to the Company. Alternatively, the complaint seeks a declaration that a liquidated damages clause in the asset management agreement, which would accelerate nearly 20 years of future fees upon termination, is an unenforceable penalty.
On August 5, 2025, the Company entered into a strategic advisor agreement with YZi Labs, where Ms. Zhang, a member of the Board, is Managing Partner and Head and Mr. Odagiu, a member of the Board, is an Investment Partner, pursuant to which the Company issued to YZi Labs strategic advisor warrants to purchase an aggregate of 3,564,359 shares of Common Stock with an exercise price of $0.00001 per share as compensation for services under such agreement.

During the four months ended April 30, 2025 and the years ended April 30, 2025 and December 31, 2024, except as discussed above, there have been no transactions in which the Company was or is a participant, and there are no currently proposed transactions in which the Company is to be a participant, in which the amount involved exceeds the lesser of $120,000 or 1% of the Company’s average assets at year-end for the last two completed fiscal years, and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or member of such person’s immediate family had or will have a direct or indirect material interest.
Company Policy Regarding Related Party Transactions
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. The Company has a code of business conduct and ethics that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of business conduct and ethics can generally only be obtained from the Audit Committee of the Board and are publicly disclosed as required by applicable law and regulations.
In addition, the Audit Committee of the Board will review all related party transactions for potential conflict of interest situations on an ongoing basis (if such transactions are not reviewed and overseen by another independent body of the Board). In accordance with that policy, the Audit Committee’s practice is to review and oversee any transactions that are reportable as related party transactions under the Financial Accounting Standards Board (“FASB”) and SEC rules and regulations. Management advises the Board on a regular basis of any such transaction that is proposed to be entered into or continued and seeks approval. The transactions reported above were reviewed and approved in accordance with these practices, other than the asset management agreement with the Asset Manager and the strategic advisor agreement with YZi Labs, for which such approval was not required because the applicable related parties were not directors of the Company at the time such agreements were approved.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports with the SEC indicating their holdings of, and transactions in, the Company’s equity securities. Based solely on a review of copies of these reports, we believe that all of our executive officers, directors and 10% owners timely complied with all Section 16(a) filing requirements for fiscal year ended April 30, 2026 except for the following: on December 19, 2025, late Form 3s were filed for David Namdar and Carly E. Howard; on December 23, 2025, a late Form 3 was filed for Russell Read and late Form 4s reporting one transaction each were filed for Carly E. Howard and Russell Read; on December 29, 2025, a late Form 3 was filed for Annemarie Tierney; on February 27, 2026, a late form 3 was filed for Glenn Tyranski; on March 2, 2026, a late Form 3 was filed for Hans Thomas; and on April 9, 2026, a late Form 4 reporting one transaction was filed for William B. Miller.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the shares of our common stock beneficially owned by (i) each of our directors, (ii) each of our named executive officers, (iii) all of our directors and current executive officers as a group, and (iv) all persons known by us to beneficially own more than 5% of our outstanding common stock as of the date of the filing of this Proxy Statement.

The Company has determined the beneficial ownership shown on this table in accordance with the rules of the SEC. Under these rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such shares. A person is also deemed to be a beneficial owner of shares if that person has the right to acquire such shares within 60 days through the exercise of any warrant, option or right or through conversion of a security. Except as otherwise indicated in the accompanying footnotes, the information in the table below is based on information as of June 22, 2026. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power with respect to shares of common and preferred stock and the address for such person is c/o CEA Industries Inc. 385 South Pierce Avenue, Suite C, Louisville, CO 80027.

	Common Stock
Name of Beneficial Owner	Number of Shares Owned Beneficially (1)	Percentage of Class (2)
Executive Officers
David Namdar (3)	1,105,494	2.7%
William B. Miller (4)	–	–
Anthony K. McDonald (5)	26,101	*%
Directors
Carly E. Howard (6)	1,330	*%
Annemarie Tierney	–	–
Glenn Tyranski	–	–
Alex Odagiu(7)	4,918	*%
Matthew Roszak	–	–
Ling "Ella" Zhang	–	–

Executive Officers and Directors as a Group(8)	1,111,742	2.7%

5% or More Stockholders
YZiLabs Management Ltd.(9)	2,150,481	5.2%
Vanguard Capital Management(10)	2,176,595	5.3%
*Represents less than 1%.
(1)Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)Based on a total of 41,173,850 shares of the Company’s common stock issued and outstanding as of June 22, 2026.
(3)Includes (i) 864,428 shares of common stock held of record, and (ii) 240,666 shares of common stock issuable upon the exercise of Stapled Warrants.
(4)Does not include 363,636 shares of common stock underlying unvested restricted stock units.
(5)Includes (i) 15,025 shares of common stock held of record and (ii) 11,076 shares of common stock issuable upon the exercise of options exercisable within 60 days. Does not include 223,125 shares of common stock underlying unvested restricted stock units.
(6)Includes1,330 shares of common stock held of record. Does not include 1,330 shares of common stock underlying unvested restricted stock units.

(7)Includes 4,918 shares of common stock held of record.
(8)Includes (i) 870,676 shares of common stock held of record, and (ii) 240,666 shares of common stock issuable upon the exercise of Stapled Warrants
(9)As reported on a Schedule 13D/A filed by (i) YZi Labs, (ii) Changpeng Zhao, (iii) Max Baucus, (iv) David J. Chapman, (v) Teresa Marie Goody Guillen, (vi) Jiajin He, (vii) Alex Odagiu, (viii) Matthew Roszak, and (ix) Ling Zhang with the SEC on June 24, 2026, YZi Labs and Mr. Zhao each reported shared voting and shared dispositive power over the same 2,150,481 shares of common stock held of record by YZi Labs. The principal business address of YZi Labs and Mr. Zhao is 2nd Floor, Water’s Edge Building, Wickhams Cay II, Road Town, Tortola, VG 1110, British Virgin Islands.
(10)As reported on Schedule 13G filed by Vanguard Capital Management with the SEC on April 29, 2026, Vanguard Capital Management beneficially owns 2,176,595 shares of common stock, with sole voting power over 275,131 shares and sole dispositive power over 2,176,595 shares. The principal business address of Vanguard Capital Management is 100 Vanguard Blvd., Malvern, PA 19355.

Securities Authorized for Issuance under Equity Compensation Plans
As of April 30, 2026, the Company maintained one stockholder-approved equity compensation plan, the 2021 Equity Incentive Plan, and two equity compensation plans that were not approved by stockholders, the 2017 Equity Incentive Plan and the 2026 Inducement Plan. If the 2026 Equity Incentive Plan is approved by stockholders, no further awards will be granted under the 2017 or 2021 Equity Incentive Plans, and the 2026 Equity Incentive Plan will become the Company's primary equity compensation plan for employees, directors, consultants, and other eligible service providers. The 2026 Inducement Plan will continue to be available solely for qualifying inducement awards to eligible new hires.

The following table summarizes the Company's equity compensation plans as of April 30, 2026.

	Number of shares to be issued upon exercise of outstanding options, warrants, and rights		Weighted- average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(5)
Equity compensation plans approved by shareholders (1)
2021 Equity Incentive Plan	13,056	(2)	$36.64	6,573
Equity compensation plans not approved by shareholders
2017 Equity Incentive Plan	10,383	(3)	146.72	3,754
2026 Inducement Plan	363,636	(4)	-	636,364
Total	387,075		$88.12	646,691
(1)Excludes the 2025 Equity Incentive Plan adopted by the Board, but not approved by shareholders at April 30, 2026.
(2)Includes 8,325 non-qualified stock options, 3,401 incentive stock options, and 1,330 restricted stock units.
(3)Includes 10,383 non-qualified stock options.
(4)Includes 363,636 restricted stock units.
(5)If the 2026 Equity Incentive Plan is approved, no further awards will be granted under the 2017 or 2021 Equity Incentive Plans, although outstanding awards under those plans will continue to be governed by their existing terms.

OTHER INFORMATION
Submission of Proposals for the 2027 Annual Meeting of Stockholders
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. Any proposal of a stockholder intended to be included in our proxy statement for the 2027 annual meeting of stockholders pursuant to Rule 14a-8 must be received by us no later than March 2, 2027, unless the date of our 2027 Annual Meeting of Stockholders is more than 30 days before or after July 22, 2027, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to our Corporate Secretary, at 385 South Pierce Avenue, Suite C, Louisville, Colorado 80027.

Pursuant to the terms of our Bylaws, stockholders wishing to submit proposals or director nominations for consideration at our 2027 annual meeting of stockholders, including those that are not to be included in such proxy statement and proxy, must provide timely notice in writing to our Corporate Secretary, at 385 South Pierce Avenue, Suite C, Louisville, Colorado 80027. Pursuant to our Bylaws, to be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on April 23, 2027 nor earlier than March 24, 2027; provided, however, that if the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, notice by stockholders to be timely must be so received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

In addition to satisfying the requirements under our Bylaws with respect to advance notice of any nomination, any stockholder that intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with all the requirements of Rule 14a-19 promulgated under the Exchange Act.

Availability of Annual Report on Form 10-K
Additional copies of the 2026 Annual Report may be obtained by contacting CEA Industries Inc. Investor Relations, by phone at (303) 993-5271, email at info@ceainsustries.com, or by mail addressed to CEA Investor Relations, 385 South Pierce Avenue, Suite C, Louisville, Colorado 80027.

Other Matters
The Board knows of no other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

By Order of the Board of Directors,

/s/ David Namdar
David Namdar
Chief Executive Officer
Louisville, Colorado
June 30, 2026

Exhibit A to the Proxy Statement of CEA Industries Inc.

CEA INDUSTRIES INC.
2025 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of this CEA Industries Inc. 2025 Equity Incentive Plan (the "Plan") is to assist CEA Industries Inc., a Nevada corporation (the "Company"), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, consultants, and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2.Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

a."Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

b."Award Agreement" means any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder.

c."Beneficiary" means the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

d."Beneficial Owner" shall have the meaning ascribed to such term in Rule l3d-3 under the Exchange Act and any successor to such Rule.

e."Board" means the Company's Board of Directors.

f."Cause" shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, "Cause" shall have the equivalent meaning or the same meaning as "cause" or "for cause" set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) an act or acts of personal dishonesty, fraud, or embezzlement by the Participant, (ii) violation by the Participant of the Participant's obligations under the Award Agreement, any proprietary rights and restrictive covenant agreement with the Company or a Related Entity, or any employment, consulting, or other similar agreement with the Company or a Related Entity, if any, which are demonstrably willful and deliberate on the Participant's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company, (iii) any willful or deliberate refusal to follow the requests or instructions of the Company's Chief Executive Officer or of the Board, or (iv) the conviction of the Participant for any criminal act which is a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company. The good faith determination by the Committee of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

g."Change in Control" means a Change in Control as defined in Section 9 hereof.

h."Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

i."Committee" means the Compensation Committee of the Board or such other committee as may be designated by the Board. If the Board does not designate the Committee, references herein to the "Committee" shall refer to the Board.

j."Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

k."Continuous Service" means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant, or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant, or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant, or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) "Covered Employee" means the person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other person whose compensation is required to be disclosed in the Company's filings with the Securities and Exchange Commission by reason of that person being among the four highest compensated officers (other than the chief executive officer) of the Company as of the end of a taxable year, or such other person as shall be considered a "covered employee" for purposes of Section 162(m) of the Code. No person shall be considered a Covered Employee during the applicable reliance period under Treasury Regulation l. l62-27(f).

(m) "Director" means a non-Employee member of the Board or the board of directors of any Related
Entity.

(n) [Reserved].

(o) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(p) "Effective Date" means the date this Plan is first adopted by the Board.

(q) "Eligible Person" means each officer, Director, Employee, Consultant, and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(r) "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

(s) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t) "Fair Market Value" means the fair market value of Shares, Awards, or other property as determined in good faith by the Committee, or under procedures established by the Committee, and where applicable in accordance with the requirements of the Code, provided that, if the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the last reported sale price for Common Stock or, in case no such reported sale takes place on such date, the average of the closing bid and asked prices for the Common Stock for such date, in either case on the principal securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, ifno sale is publicly reported, the arithmetic mean of the high and low prices, as quoted on the over-the-counter market or any comparable system, for the date in question, or, if the Common Stock is listed on a national stock exchange, the officially quoted closing price on such exchange on the date in question. If applicable, the Committee's determination of Fair Market Value shall be conclusive for purposes of this Plan.

(u) "Incentive Stock Option" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(v) "Independent" when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading or otherwise quoted on the over-the-counter market, by the rules of the NASDAQ Stock Market.

(w) "Listing Market" means the over-the-counter market or any other national securities exchange on which any securities of the Company are listed for trading.

(x) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(y) "Optionee" means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(z) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(i) hereof.

(aa) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(cc) "Performance Award" means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(dd) "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ee) "Performance Share" means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ff) "Performance Unit" means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg) "Prior Plan" means the 2014 Stock Ownership Plan of Safari Resource Group, Inc., as amended. (hh) "Related Entity" means any Parent or Subsidiary.

(ii) "Restricted Stock" means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, m installments or otherwise, as the Committee may deem appropriate.

(jj) "Restricted Stock Award" means an Award granted to a Participant under Section 6(d) hereof.

(kk) "Restricted Stock Unit" means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(ll) "Restricted Stock Unit Award" means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(mm) "Restriction Period" shall have the meaning ascribed to such term in Section 6(d) hereof.

(nn) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo) "Securities Act" means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(pp) "Shares" means the shares of common stock of the Company, par value $0.00001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(qq) "Stock Appreciation Right" means a right granted to a Participant under Section 6(c) hereof.

(rr) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ss) "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3.Administration.

(a) Administration of the Plan. The Plan shall be administered by the Committee. Any action of the Committee shall be final, conclusive, and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The Committee may issue rules and regulations for administration of the Plan.

(b) Composition of Committee. To the extent necessary or desirable to comply with applicable regulatory regimes, any action by the Committee shall require the approval of Committee members who are (i) Independent; (ii) a non-employee director within the meaning of Rule 16b-3 under the Exchange Act; and (iii) an outside director pursuant to Section l 62(m) of the Code. The Board may designate one or more directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule l 6b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Authority of the Committee. Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(d) Dodd-Frank Clawback. The Committee shall have full authority to implement any policies and procedures that it determines to be necessary or appropriate to comply with Section 1OD of the Exchange Act and any rules promulgated thereunder, including without limitation, including in any Award Agreement, or amending any outstanding Award Agreement to include, language for the clawback (recapture) by the Company of any benefits under the Award Agreement that the Committee deems necessary or appropriate to comply with that statutory provision and those rules.

(e) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants, or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 525,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)If any Shares subject to an Award are forfeited, expire, or otherwise terminate without issuance of such Shares, or any Award that could have been settled with Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for Awards under the Plan.If any Shares subject to an Award are forfeited, expire, or otherwise terminate without issuance of such Shares, or any Award that could have been settled with Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for Awards under the Plan.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be 525,000 shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the Effective Date.

(d) No Further Awards under Prior Plan. In light of the adoption of this Plan, no further awards shall be made under the Prior Plan after the Effective Date.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons as of the date of adoption of this Plan by the Board. Subject to adjustment as provided in Section l0(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (a) Options or Stock Appreciation Rights with respect to more than such number of Shares as may be determined from time to time by the Committee, or (b) Restricted Stock, Restricted Stock Units, Performance Shares, and/or Other Stock-Based Awards with respect to more than such number of Shares as may be determined from time to time by the Committee.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section l0(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant's Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Nevada law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee; provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section lO(c)(i) and (ii), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company's stockholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including, in the discretion of the Committee, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including, without limitation, the withholding of Shares otherwise deliverable pursuant to the Award), other Awards, or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a "Tandem Stock Appreciation Right"), or without regard to any Option (a "Freestanding Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, fonn of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the "Restriction Period"). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section lO(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i)Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant's Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred, or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements; provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be longer than 5 years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis, in each case in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange

Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price, or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price "discounted" by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or, in the case of an Incentive Stock Option, such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company's compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Listing Market. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section l0(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant, whether or not such Participant is subject to Section 16 of the Exchange Act, shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule l 6b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i)The Award Agreement for any Award that the Committee reasonably determines to constitute a "nonqualified deferred compensation plan" under Section 409A of the Code (a "Section 409A Plan"), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may be made only upon (1) the Participant's "separation from service", (2) the date the Participant becomes "disabled", (3) the Participant's death, (4) a "specified time (or pursuant to a fixed schedule)" specified in the Award Agreement at the date of the deferral of such compensation, (5) a "change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets" of the Company, or (6) the occurrence of an "unforeseeble emergency";

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is a "specified employee", a distribution on account ofa "separation from service" may not be made before the date which is six months after the date of the Participant's "separation from service" (or, if earlier, the date of the Participant's death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest, or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8. Code Section 162(m) Provisions.

(a) Covered Employees. Unless otherwise determined by the Committee, the provisions of this Section 8 shall be applicable to any Award granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee.

(b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares, or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section l 62(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) net new members of the Company; (17) member retention and satisfaction; (18) strategic plan development and implementation, including turnaround plans; and/or (19) and/or the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the perfonnance goals are set, the Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, on account of (i) restructurings, discontinued operations, extraordinary items, (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, or (ii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no longer than 5 years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance based compensation" under Section 162(m) of the Code.

9. Change in Control. The Committee may, in its discretion, provide for vesting acceleration in connection with a Change in Control in any individual Award Agreement. Unless otherwise specified in an Award Agreement, a "Change in Control" shall mean:

(a) Subsequent to the date of approval by stockholders of the Company (the "Stockholder Approval Date"), the acquisition by any Person (within the meaning of Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and including a "group" as defined in Section 13(d) thereof) ofBeneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (i) the value of the then outstanding equity securities of the Company (the "Outstanding Company Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 9, the following acquisitions shall not constitute or result in a Change in Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company; (C) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (E) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) below; or

(b) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Stockholder Approval Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Stockholder Approval Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Consummation of (i) a reorganization, merger, statutory share exchange, or consolidation or similar transaction involving (A) the Company or (B) any of its Subsidiaries, but in the case of this clause (B) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (i) being hereinafter referred to as a "Business Reorganization"), or (ii) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an "Asset Sale"), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Continuing Entity") in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale, and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(d) Approval by the stockholders of the Company if a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information, and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. Each Participant who receives an Award shall comply with any insider trading policy adopted by the Company from time to time covering transactions in the Company's securities by Employees, officers and/or Directors of the Company.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than (i) by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, or (ii) to a "family member" (as defined in Rule 70l(c)(3) under the Securities Act) through gifts or domestic relations orders if permitted by the Committee. Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, or if such Award or right is transferred in accordance with this Section IO(b), by the transferee of such Award or right in accordance with the terms of such Award. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee. Incentive Stock Options (and Stock Appreciation Rights in tandem therewith) shall be transferable only to the extent provided in Section I0(b)(i).

(c) Adjustments.

(i)Adjustments to Awards. Other than as provided in subsection (ii) below, in the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee may, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of(A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation, or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award immediately prior to applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash, or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity, or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to require the Participant to make cash payments to the Company in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee. Each Participant shall be solely responsible for all of the tax consequences to the Participant of any Award issued under the Plan, including any consequences arising under Section 409A of the Code. The Company provides no guaranty or assurance concerning the tax consequences to the Participants of any Award issued under the Plan.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise provided in this Plan or in any Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company's business, financial condition, results of operation, or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers, or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company's officers, directors, representatives, or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards, or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Colorado without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(I) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to and conditioned upon, approval, within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

Exhibit B to the Proxy Statement of CEA Industries Inc.

CEA INDUSTRIES INC.
2026 EQUITY INCENTIVE PLAN

1.Purpose. The purpose of this CEA Industries Inc. 2026 Equity Incentive Plan (the “Plan”) is to assist CEA Industries Inc., a Nevada corporation (the “Company”), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, consultants, and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.
2.Definitions. For purposes of the Plan, the terms set forth on Appendix A shall be defined as set forth in Appendix A, in addition to such terms defined in Section 1 hereof.
3.Administration.
a.Administration of the Plan. The Plan shall be administered by the Committee. Any action of the Committee shall be final, conclusive, and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 9(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The Committee may issue rules and regulations for administration of the Plan.
b.Composition of Committee. To the extent necessary or desirable to comply with applicable regulatory regimes, any action by the Committee shall require the approval of Committee members who are Independent. The Board may designate one or more directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. The Committee may delegate to officers, managers or other employees of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine. The Committee may appoint agents to assist it in administering the Plan.
c.Authority of the Committee. Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.
d.Clawback. The Committee shall have full authority to implement any policies and procedures that it determines to be necessary or appropriate to comply with Section 10D of the Exchange Act and any rules promulgated thereunder or any clawback policies adopted by the Company providing for recoupment of compensation including without limitation, time-vesting and performance-vesting Awards, including without limitation, including in any Award Agreement, or amending any outstanding Award Agreement to include, language for the clawback (recapture) by the Company of any benefits under the Award Agreement that the Committee deems necessary or appropriate to comply with that statutory provision and those rules or its clawback policies.
e.Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants, or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.
4.Shares Subject to Plan.
a.Limitation on Overall Number of Shares Available for Delivery under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 2,400,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares.
b.Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.
c.Availability of Shares Not Delivered under Awards and Adjustments to Limits.
i.If any Shares subject to an Award are forfeited, expire, or otherwise terminate without issuance of such Shares, or any Award that could have been settled with Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for Awards under the Plan.
ii.In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan. However, notwithstanding anything to the contrary in the Plan, the following Shares shall not be available for future issuance pursuant to the Plan: (i) Shares tendered by a Participant or withheld by the Company or any Related Entity in payment of the exercise price of an Option; and (ii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof. Notwithstanding the provisions of this Section 4(c), no Shares may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an incentive stock option under Section 422 of the Code.
iii.Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
iv.Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be 2,400,000 shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the Effective Date.
5.Eligibility. Awards may be granted under the Plan only to Eligible Persons.
6.Specific Terms of Awards.
a.General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.
b.Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:
i.Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee; provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 9(c)(i) and (ii), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.
ii.Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including, in the discretion of the Committee, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including, without limitation, the withholding of Shares otherwise deliverable pursuant to the Award), other Awards, or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley

Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.
iii.Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:
A.the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and
B. the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.
c.Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:
i.Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.
ii.Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

iii.Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.
d.Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:
i.Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 9(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.
ii.Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.
iii.Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
iv.Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.
e.Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:
i.Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.
ii.Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.
iii.Dividend Equivalents. Participants may, if the Board of Directors so determines, be credited with dividends or Dividend Equivalents with respect to shares of Common Stock underlying an Award, in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate and may, in its sole discretion, determine the form of payment of dividends or Dividend Equivalents, including cash, shares of Common Stock or a combination thereof. Notwithstanding the foregoing or anything in the Plan to the contrary, any dividends or Dividend Equivalents shall be paid only to the extent the underlying award becomes vested or payable.
f.Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements; provided that, unless otherwise determined by the Committee, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.
g.Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be subject to such terms and conditions including restrictions on transferability and risks of forfeiture, as the Committee may specify. Notwithstanding the foregoing or anything in the Plan to the contrary, any Dividend Equivalents in connection with another Award shall be paid only to the extent the such underlying Award becomes vested or payable
h.Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the any criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.
i.Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.
7.Certain Provisions Applicable to Awards.
a.Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price, or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation is intended to be made in a manner intended to comply with Section 409A of the Code.
b.Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or, in the case of an Incentive Stock Option, such shorter term as may be required under Section 422 of the Code).
c.Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Listing Market. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 9(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, is intended to be done in a manner exempt from or otherwise satisfy the requirements of Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.
d.Section 16(b) Liability. Unless the Committee determines otherwise, it is generally the intent of the Company that the grant of any Awards to or other transaction by a Participant subject to Section 16 of the Exchange Act, shall be exempt from Section 16 pursuant to an applicable exemption. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any transaction when the Committee intends Rule 16b-3 to apply, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).
e.Code Section 409A.
i.The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, is intended to be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.
ii.If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:
A.Payments under the Section 409A Plan may be made only upon (1) the Participant’s “separation from service”, (2) the date the Participant becomes “disabled”, (3) the Participant’s death, (4) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (5) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (6) the occurrence of an “unforeseeble emergency”;
B. The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

C. Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and
D. In the case of any Participant who is a “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).
For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.
iii.Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest, or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.
8.Change in Control. The Committee may, in its discretion, provide for vesting acceleration in connection with a Change in Control in any individual Award Agreement. Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean:
a.Subsequent to the date of approval by stockholders of the Company (the “Stockholder Approval Date”), the acquisition by any Person (within the meaning of Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and including a “group” as defined in Section 13(d) thereof) of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (i) the value of the then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8, the following acquisitions shall not constitute or result in a Change in Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company; (C) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (E) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) below; or
b.During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Stockholder Approval Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Stockholder Approval Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
c.Consummation of (i) a reorganization, merger, statutory share exchange, or consolidation or similar transaction involving (A) the Company or (B) any of its Subsidiaries, but in the case of this clause (B) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (i) being hereinafter referred to as a “Business Reorganization”), or

(ii) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale, and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or
d.Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
9.General Provisions.
a.Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information, and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. Each Participant who receives an Award shall comply with any insider trading policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or Directors of the Company.
b.Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than (i) by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, or (ii) to a “family member” (as defined in the instructions to Securities Exchange Commission Form S-8) through gifts or domestic relations orders if permitted by the Committee. Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, or if such Award or right is transferred in accordance with this Section 9(b), by the transferee of such Award or right in accordance with the terms of such Award. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee. Incentive Stock Options (and Stock Appreciation Rights in tandem therewith) shall be transferable only to the extent provided in Section 9(b)(i).
c.Adjustments.
i.Adjustments to Awards. Other than as provided in subsection (ii) below, in the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee may, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (C) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (D) any other aspect of any Award that the Committee determines to be appropriate.
ii.Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation, or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award immediately prior to applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash, or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable

(including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.
iii.Other Adjustments. The Committee and the Board are authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity, or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.
d.Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to require the Participant to make cash payments to the Company in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. Each Participant shall be solely responsible for all of the tax consequences to the Participant of any Award issued under the Plan, including any consequences arising under Section 409A of the Code. The Company provides no guaranty or assurance concerning the tax consequences to the Participants of any Award issued under the Plan.
e.Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise provided in this Plan or in any Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.
f.Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s business, financial condition, results of operation, or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives, or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

g.Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards, or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.
h.Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.
i.Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
j.Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflict of laws, and applicable federal law.
k.Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.
l.Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to and conditioned upon, approval, within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 422 and applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

APPENDIX
For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 of the Plan
a.“Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest, granted to a Participant under the Plan.
b.“Award Agreement” means any written (including electronic) agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder.
c.“Beneficiary” means to the extent permitted by the Committee, the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.
d.“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.
e.“Board” means the Company’s Board of Directors.
f.“Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) an act or acts of personal dishonesty, fraud, or embezzlement by the Participant, (ii) violation by the Participant of the Participant’s obligations under the Award Agreement, any proprietary rights and restrictive covenant agreement with the Company or a Related Entity, or any employment, consulting, or other similar agreement with the Company or a Related Entity, if any, which are demonstrably willful and deliberate on the Participant’s part and which are not remedied in a reasonable period of time after receipt of written notice from the Company, (iii) any willful or deliberate refusal to follow the requests or instructions of the Company’s Chief Executive Officer or of the Board, or (iv) the conviction of the Participant for any criminal act which is a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.
g.“Change in Control” means a Change in Control as defined in Section 8 hereof.
h.“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
i.“Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board. If the Board does not designate the Committee, references herein to the “Committee” shall refer to the Board.
j.“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
k.“Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant, or other service provider. Unless otherwise provided by the Committee, Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant, or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant, or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.
l.“Director” means a non-Employee member of the Board or the board of directors of any Related Entity.
m.“Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.
n.“Effective Date” means the date this Plan is first adopted by the Board.
o.“Eligible Person” means each officer, Director, Employee, Consultant, and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.
p.“Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
q.“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
r.“Fair Market Value” means the fair market value of Shares, Awards, or other property as determined in good faith by the Committee, or under procedures established by the Committee, and where applicable in accordance with the requirements of the Code. Unless the Committee determines otherwise, if the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the last reported sale price for Common Stock or, in case no such reported sale takes place on such date, the average of the closing bid and asked prices for the Common Stock for such date, in either case on the principal securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the arithmetic mean of the high and low prices, as quoted on the over-the-counter market or any comparable system, for the date in question, or, if the Common Stock is listed on a national stock exchange, the officially quoted closing price on such exchange on the date in question. If applicable, the Committee’s determination of Fair Market Value shall be conclusive for purposes of this Plan.
s.“Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.
t.“Independent” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading or otherwise quoted on the over-the-counter market, by the rules of the NASDAQ Stock Market.
u.“Listing Market” means the over-the-counter market or any other national securities exchange on which any securities of the Company are listed for trading.
v.“Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

w.“Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.
x.“Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.
y.“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
z.“Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.
aa.“Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).
bb. “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.
cc.“Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
dd. “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
ee. “Related Entity” means any Parent or Subsidiary.
ff. “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
gg. “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.
hh. “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.
ii. "Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.
jj. “Restriction Period” shall have the meaning ascribed to such term in Section 6(d) hereof.
kk. “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
ll. “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
mm. “Shares” means the shares of common stock of the Company, par value $0.00001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.
nn. “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

oo. “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
pp. “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

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CEA INDUSTRIES INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Carly E. Howard
02) Alex Odagiu
03) Matthew Roszak
04) Annemarie Tierney
05) Glenn W. Tyranski
06) Ling "Ella" Zhang

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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T01747-S42191

CEA INDUSTRIES INC.
SPECIAL MEETING OF STOCKHOLDERS IN LIEU OF ANNUAL MEETINGS
JULY 22, 2026 9:00 AM EDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) William B. Miller and Diane Carman, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CEA INDUSTRIES INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m. EDT, on July 22, 2026, virtually at www.virtualshareholdermeeting.com/BNC2026SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side